                                                                        ANNEX E
                                                                            E-1
-------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
          HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP. (DEPOSITOR)
         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999 PH-1
                          $1,023,979,711 (APPROXIMATE)
-------------------------------------------------------------------------------

     The information included herein is provided solely by Prudential Securities Incorporated ("PSI") and Morgan Stanley & Co. Incorporated (collectively as "Underwriters") for the Heller Financial Commercial Mortgage Asset Corp. Series 1999 PH-1 transaction. The analysis in this report is based on information provided by Prudential Mortgage Capital Company, LLC ("PMCC") and Heller Financial Capital Funding, Inc. ("HFC"), (collectively known as the "Sellers"). The Underwriters make no representations as to the accuracy of such information. All opinions and conclusions in this report are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments or commercial mortgage loans. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, the Underwriters do not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. The Underwriters (or any of their affiliates) or their officers, directors, analysts or employees may have positions in securities, or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, or derivative instruments. In addition, the Underwriters may make a market in the securities referred to herein, but are not obligated to do so. Finally, the Underwriters have not addressed the legal, accounting and tax implications of the analysis with respect to you and the Underwriters strongly urge you to seek advice from your counsel, accountant and tax advisor.

     Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, or derivative instruments mentioned herein.






THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

                                                                        ANNEX E
                                                                           E-2

                      STRUCTURAL AND COLLATERAL TERM SHEET
          HELLER FINANCIAL COMMERCIAL MORTGAGE ASSET CORP. (DEPOSITOR)
        COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999 PH-1
                          $1,023,979,711 (APPROXIMATE)
-------------------------------------------------------------------------------


APPROXIMATE SECURITIES STRUCTURE:

                            Approx.     Expected    Weighted
              Expected    Face/Notional  Credit     Average   Principal
               Rating        Amount     Support      Life      Payment
  Class    (Fitch/Moody's)  ($000)     (% of UPB) (years)(a)   Window(a)
---------- ------------- ------------ ----------- --------- ------------

PUBLICLY OFFERED
A-1          AAA/Aaa        $204,000      26.75%     5.502  6/99 -  2/08
A-2          AAA/Aaa         546,062      26.75      9.385  2/08 -  2-09
B            AAA/Aa1          23,042      24.50      9.717  2/09 -  2/09
C            AA/Aa2           20,480      22.50      9.734  2/09 -  3/09
D             A/A2            53,757      17.25      9.800  3/09 -  3/09

PRIVATELY OFFERED
X (IO)       AAA/Aaa       1,023,980     N/A         9.022  6/99 -  4/14
E             A-/A3           12,801      16.00      9.800  3/09 -  3/09
F           BBB/Baa2          38,398      12.25      9.904  3/09 -  5/09
G           BBB-/Baa3         17,920      10.50      9.967  5/09 -  5/09
H            BB+/NR           35,840       7.00     10.089  5/09 -  7/10
J             BB/NR           20,480       5.00     12.447  7/10 -  3/13
K            BB-/NR            7,680       4.25     13.902  3/13 -  8/13
L             B+/NR           10,240       3.25     14.306  8/13 - 12/13
M             B/NR             7,680       2.50     14.550 12/13 - 12/13
N             B-/NR           10,240       1.50     14.550 12/13 - 12/13
O             NR/NR           15,360     ---        14.741 12/13 -  4/14
--------- -------------- ------------ ----------- --------- ------------
Total                      1,023,980

(a) Calculated at 0% CPR and no balloon or ARD extensions.

COLLATERAL FACTS:
Cut-off  Date Balance:                                  $1,023,979,711
Number of Mortgage Loans:                                          193
Number of Properties:                                              203
Average Cut-off  Date Balance:                              $5,305,594
Weighted Average Gross Coupon:                                  7.177%
Weighted Average Net Coupon:                                    7.109%
Weighted Average Remaining Amortization Term (months):          325.16
Weighted Average Cut-off Date  DSCR:                             1.39x
Weighted Average Cut-off Date  LTV:                             70.97%
Weighted Average Balloon/ARD LTV Ratio:                         57.54%
Weighted Average Remaining Term to Balloon/Maturity (months):  119.57


SIGNIFICANT PROPERTY TYPE CONCENTRATIONS:

                     Cut-off Date     # of     % of   Wtd. Avg.  Wtd. Avg.
  Property Type           Balance Properties   Pool     DSCR      Coupon
-----------------------------------------------------------------------
Multifamily          $258,104,728       57   25.21%    1.37x     6.85%
Manufac. Housing       39,548,458       16     3.86     1.33      7.68
Senior Housing         30,384,188        5     2.97     1.61      7.10
                       ----------        -     ----     ----      ----
Total                 328,037,374       78    32.04     1.39      6.97
HousingRelated

Office                238,136,440       29    23.26     1.37      7.22
Retail-Anchored                         19    17.28     1.40      7.33
                      176,896,422
Retail-Unanchored                       25    10.39     1.37      7.16
                      106,366,267
Self-Storage           54,104,211       23     5.28     1.54      7.28
Industrial             30,142,216        9     2.94     1.35      7.08
Hotel                  28,878,151        6     2.82     1.42      8.35
Retail-Single Ten.                       5     1.30     1.29      7.21
                       13,273,489
Other                  48,145,138        9     4.70     1.47      7.11
-----------------------------------------------------------------------
             Total $1,023,979,711      203  100.00%     1.39     7.18%


COLLATERAL CONTRIBUTORS:
 Collateral        Cut-off          # of      % of  Wtd. Avg.  Wtd. Avg.
Contributors Date  Balance    Mortgage Loans   Pool   DSCR.     Coupon
-----------------------------------------------------------------------
PMCF          $600,064,280           86    58.60%     1.39       7.13%
HFC           $423,915,430          107    41.40%     1.39       7.24%
-----------------------------------------------------------------------
      Total $1,023,979,711          193   100.00%     1.39       7.18%

IMPORTANT CHARACTERISTICS:
Lead Manager &         Prudential Securities Incorporated ("PSI")
  Placement Agent:
Co-Manager:            Morgan Stanley & Co. Incorporated ("MSDW")
Mortgage Loan Sellers: Prudential Mortgage Capital Funding, LLC("PMCF")
                       Heller Financial Capital Funding, Inc. ("HFC")
Master Servicer:       First Union National Bank ("FUNB")
Special Servicer:      Lennar Partners, Inc. ("Lennar")
Trustee:               LaSalle Bank National Association ("LaSalle")
Pricing Date:          On or about May 17, 1999
Settlement Date:       On or about May 27, 1999
Cut-off  Date:         May 1, 1999
Determination Date:    The 8th of each month, or if the 8th is
                       not a Business Day, the next Business Day.
First Determination
  Date:                June 8, 1999
Distribution Date:     The 15th of each month,  or if the 15th day
                       is not a Business  Day,  the  Business  Day
                       immediately following the 15th day.
First Distribution     June 15, 1999
Date:
ERISA Eligible:        A-1, A-2 & X (IO)
SMMEA:                 Not eligible
Structure:             Sequential. See "Structural Overview"
                       herein for further details.
Interest Accrual       Calendar month preceding distribution
  Period:
Day Count:             30/360
Tax Treatment:         REMIC
Rated Final            May 15, 2031
  Distribution Date:
Clean-up Call:         1%
Minimum                The Class A-1 & Class A-2 Certificates
  Denominations:       will be issued in minimum denominations of
                       $25,000 initial Certificate Balance. The Class B
                       Certificates will be issued in minimum denominations of
                       $50,000 initial Certificate Balance. The remaining
                       Offered Certificates will be issued in minimum
                       denominations of $100,000 initial Certificate Balance or
                       Notional Amount.
Pricing Assumption:    The loans will be assumed to pay as
                       scheduled to its respective maturity or
                       Anticipated Repayment Date.

SIGNIFICANT STATE CONCENTRATIONS:
                   Cut-off Date  # of                      Wtd.
     State              Balance  Properties   % of Pool  Avg. DSCR
---------------- --------------- ---------- ------------ ----------
Texas              $125,370,229         14       12.24%      1.41x
New Jersey          106,585,389          8        10.41       1.33
California          104,824,727         24        10.24       1.42
Illinois             93,215,925         10         9.10       1.44
Florida              77,410,158         24         7.56       1.36
Ohio                 46,911,330          6         4.58       1.34
South Carolina       39,750,211          1         3.88       1.47
Michigan             39,575,727         10         3.86       1.50
Virginia             38,034,153          6         3.71       1.39
Tennessee            35,014,622          7         3.42       1.31
Other               317,287,240         93        31.00       1.39
---------------- --------------- ---------- ------------ ----------
          Total  $1,023,979,711        203      100.00%      1.39x


THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER

                                                                           E-4
--------------------------------------------------------------------------------
                             TRANSACTION HIGHLIGHTS
--------------------------------------------------------------------------------
o    Diversification:
     -    193 loans secured by 203 properties
     -    Top 5 loans equal 20.3% of pool; Top 10 equal 29.0%
     - 36 states in total, including Texas 12.24%, New Jersey 10.41%, California 10.24%, Illinois 9.10%, Florida 7.56%; no other state > 5.00%
     - Balloon/ARD distribution equals 55.43% in 2009, and no other year more than 27.54%

o    Underwriting:
     - South Plains Mall (Control # 1), Station Plaza (Control # 4) and Somerset Grove (Control # 2) are all shadow-rated investment grade by Moody's and/or Fitch. These loans have an aggregate cut-off date balance of $140,068,714 (13.68% of the total pool cut-off date balance).
     -    1.39x Weighted Average Cut-off Date DSCR
     -    70.97% Weighted Average Cut-off Date LTV
     -    57.54% Weighted Average Balloon/ARD LTV
     -    325.16 Month Weighted Average Remaining Amortization Term

--------------------------------------------------------------------------------
                          GENERAL POOL CHARACTERISTICS
--------------------------------------------------------------------------------

Number of Loans:                                        193
Number of Properties:                                   203

Aggregate Cut-off Date Principal Balance:    $1,023,979,711
Aggregate Original Principal Balance:        $1,030,778,106

Weighted Average Gross Coupon:                       7.177%
Gross Coupon Range:                          5.980 - 9.700%

Weighted Average Net Coupon:                        7.1092%

Net Coupon Range:                                  5.8276 -
                                                    9.6476%

Average Cut-off Date Principal Balance:          $5,305,594
Average Original Principal Balance:              $5,340,819

Maximum Cut-off Date Principal Balance:         $64,916,634
Minimum Cut-off Date Principal Balance:            $532,852

Maximum Original Principal Balance:             $65,000,000
Minimum Original Principal Balance:                $535,000

Weighted Average Cut-off Date DSCR:                   1.39x

Cut-off Date DSCR Range:                       1.13 - 4.40x



Weighted Average Cut-off Date LTV:                         70.97%
Cut-off Date LTV Range:                              23.3 - 91.2%

Weighted Average Original LTV:                             71.44%
Original LTV Range:                                  23.4 - 91.6%

Weighted Average Balloon/ARD LTV:                          57.54%
Balloon/ARD LTV Range:                                0.0 - 82.0%

Weighted Average Age (First Pay through Last            6.72 mths
Pay):
Age Range:                                            0 - 29 mths


Weighted Avg. Remaining Amortization Term:            325.16 mths
Remaining Amortization Term Range:                 171 - 360 mths

Weighted Average Original Amortization Term:          331.80 mths
Original Amortization Term Range:                  180 - 360 mths

Weighted Avg. Rem. Term to Balloon/Maturity:          119.57 mths
Remaining Term Range:                               57 - 179 mths

Weighted Average Original Term to                     126.21 mths
Balloon/Maturity:
Original Term Range:                                60 - 180 mths

--------------------------------------------------------------------------------
                              STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------
o The Mortgage Pool will be comprised of 193 mortgage loans with an approximate Cut-off Date principal balance of $1,023,979,711.
     - The regularly scheduled monthly principal payments from the loans will be paid on a straight sequential basis (i.e., A-1, A-2, etc.).
     - All other principal collections from the loans will be distributed on a straight sequential basis.
     - If all Classes other than Classes A-1 and A-2 have been reduced to zero, principal will be allocated to Class A-1 and A-2 on a pro-rata basis.
o Each of the Classes (other than Classes A-1, A-2 and X) will be subordinate to earlier alphabetically lettered classes. Realized Losses and Appraisal Reductions will be allocated in reverse alphabetical order to such Classes with certificate balances, and then pro-rata to Classes
     A-1 and A-2.
o    All Classes will pay interest on a 30/360 basis.
o Shortfalls resulting from servicer modifications or special servicer compensation will be allocated in reverse alphabetical order to Classes with certificate balances.
o The Master Servicer will be First Union National Bank. First Union is rated CMS1 by Fitch IBCA.
o The Special Servicer will be Lennar Partners, Inc. Lennar is rated CSS1 by Fitch IBCA.
o The Special Servicer will be responsible for servicing loans that, in general, are in default or are in imminent default, and for administering REO properties. The Special Servicer may modify such loans if, among other things, such modifications in the sole good faith of the Special Servicer, increase the recovery to Certificateholders on an estimated net present value basis. The Special Servicer, as agent for the trust and all Certificateholders is responsible for all collections, modifications and extensions for defaulted loans or REO properties.

THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                             CALL PROTECTION TABLE
-------------------------------------------------------------------------------

                                     05/99      05/00     05/01    05/02     05/03     05/04     05/05     05/06    05/07     05/08
                                 ---------- ---------- --------- -------- --------- --------- --------- --------- -------- ---------
Lockout / Defeasance                 97.4%      95.7%     95.2%    94.3%     83.9%     82.2%     82.2%     82.6%    82.8%     81.1%

Greater of Yield Maintenance or Percentage Premium of:
                 1.00% to 1.99%        2.6        4.3       4.8       5.7     16.1      17.8      17.6     16.8      16.6     13.2
                 0.00% to 0.99%        0.0        0.0       0.0       0.0      0.0       0.0       0.0      0.0       0.0      0.0

Total Yield Maintenance                2.6        4.3       4.8       5.7     16.1      17.8      17.6     16.8      16.6     13.2

Total of Yield Maintenance
  and Lockout / Defeasance           100.0      100.0     100.0     100.0    100.0     100.0      99.8     99.4      99.4     94.4

Percentage Premium:
                 3.00% to 3.99%        0.0        0.0       0.0       0.0      0.0       0.0       0.0      0.6       0.0      0.0
                 2.00% to 2.99%        0.0        0.0       0.0       0.0      0.0       0.0       0.0      0.0       0.6      0.0
                 1.00% to 1.99%        0.0        0.0       0.0       0.0      0.0       0.0       0.0      0.0       0.0      0.0
Total Percentage Premium               0.0        0.0       0.0       0.0      0.0       0.0       0.0      0.6       0.6      0.0
Open (no Call Protection)              0.0        0.0       0.0       0.0      0.0       0.0       0.2      0.0       0.0      5.6
                                       ---        ---       ---       ---      ---       ---       ---      ---       ---      ---
Total All Categories                 100.0      100.0     100.0     100.0    100.0     100.0     100.0    100.0     100.0    100.0

Current Pool Balance ($MM)         1,024.0    1,011.2     997.4     982.5    966.4     945.6     926.9    883.2     860.1    791.4
Pool Factor                          100.0       98.8      97.4      95.9     94.4      92.3      90.5     86.3      84.0     77.3


-------------------------------------------------------------------------------

                                     05/09      05/10     05/11     05/12     05/13     05/14
                                 ---------- ---------- --------- --------- --------- ---------
Lockout / Defeasance                 84.2%      83.8%      87.9     87.7%     98.1%      0.0%

Greater of Yield Maintenance or Percentage Premium of:
                 1.00% to 1.99%       15.8       11.3      12.1       0.3      0.0       0.0
                 0.00% to 0.99%        0.0        0.0       0.0       0.0      0.0       0.0

Total Yield Maintenance               15.8       11.3      12.1       0.3      0.0       0.0

Total of Yield Maintenance
  and Lockout / Defeasance           100.0       95.1     100.0      88.0     98.1       0.0

Percentage Premium:
                 3.00% to 3.99%        0.0        0.0       0.0       0.0      0.0       0.0
                 2.00% to 2.99%        0.0        0.0       0.0       0.0      0.0       0.0
                 1.00% to 1.99%        0.0        0.0       0.0       0.0      0.0       0.0
Total Percentage Premium               0.0        0.0       0.0       0.0      0.0       0.0
Open (no Call Protection)              0.0        4.9       0.0      12.0      1.9       0.0
                                       ---        ---       ---      ----      ---       ---
Total All Categories                 100.0      100.0     100.0     100.0    100.0       0.0

Current Pool Balance ($MM)            78.2       73.1      64.0      58.2     45.4       0.0
Pool Factor                            7.6        7.1       6.3       5.7      4.4       0.0





THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        ALLOCATION OF PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES
-------------------------------------------------------------------------------


All collected Prepayment Premiums and Yield Maintenance Charges associated with principal prepayments will be allocated between the Offered Certificates and the Class X Certificates as follows:

         Yield Maintenance Charges:
         --------------------------
          o The Yield Maintenance Charges will be allocated between such Classes of Certificates based on the product of (a) the principal distributed to each such Class as a percentage of the principal distributed to all Classes and (b) the Base Interest Fraction, with the remainder being distributed to the Class X Certificates.

               Base       (Pass-Through Rate - Discount Rate - Yield
                                    Maintenance Spread)
             Interest   =

             Fraction        (Mortgage Rate - Discount Rate -
                                Yield Maintenance Spread)


          o In general, this formula provides for an increase in the allocation of yield maintenance charges to the Offered Certificates then entitled to principal distribution relative to the Class X Certificates as interest rates decrease, and a decrease in the allocation to such Classes as interest rates rise.

         Fixed Percentage Prepayment Premiums:
         -------------------------------------
          o 75% of all Fixed Percentage Prepayment Premiums will be allocated to the Class X Certificates. The remaining 25% of the Fixed Percentage Prepayment Premiums will be allocated to the Offered Certificates then entitled to principal distributions.

-------------------------------------------------------------------------------
          PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------

                                                                            WEIGHTED                                 SCHEDULED
                                                                            AVERAGE       WEIGHTED                   PRINCIPAL
                            NUMBER OF      PERCENT OF        WEIGHTED      REMAINING       AVERAGE      WEIGHTED      BALANCE
                            MORTGAGED     CUT-OFF DATE        AVERAGE         TERM      CUT-OFF DATE     AVERAGE     AS OF THE
PROPERTY TYPES              PROPERTIES    POOL BALANCE    INTEREST RATE*    (MONTHS)         LTV          DSCR      CUT-OFF DATE
--------------              ----------    ------------    --------------    --------         ---          ----      ------------
MULTIFAMILY                     57              25.21 %        6.8481 %      114.01          74.35 %       1.37 x    $258,104,728
MANUFACTURED HOUSING            16               3.86          7.6823        105.62          78.78         1.33        39,548,458
SENIOR HOUSING                  5                2.97          7.0984        129.17          75.12         1.61        30,384,188
                                -                ----          ------        ------          -----         ----        ----------
     TOTAL HOUSING RELATED      78              32.04          6.9719        114.40          74.96         1.39       328,037,374

OFFICE                          29              23.26          7.2181        121.97          71.64         1.37       238,136,440
RETAIL-ANCHORED                 19              17.28          7.3275        116.73          65.24         1.40       176,896,422
RETAIL-UNANCHORED               25              10.39          7.1630        136.88          71.24         1.37       106,366,267
SELF-STORAGE                    23               5.28          7.2803        113.66          66.07         1.54        54,104,211
INDUSTRIAL                      9                2.94          7.0779        114.29          72.94         1.35        30,142,216
HOTEL                           6                2.82          8.3474        121.81          62.53         1.42        28,878,151
RETAIL-SINGLE TENANT            5                1.30          7.2093        112.74          76.10         1.29        13,273,489
GOLF COURSE                     1                1.01          7.7100        166.00          54.38         1.58        10,332,008
RETAIL-POWER CENTER             1                0.96          6.8800        111.00          72.86         1.39         9,836,065
CONGREGATE CARE                 1                0.90          6.9000        107.00          73.97         1.69         9,246,047
RETAIL/OFFICE                   1                0.65          6.3700        116.00          74.59         1.39         6,683,076
INDUSTRIAL/OFFICE               3                0.43          6.4749        115.00          62.25         1.41         4,380,076
OFFICE/MULTIFAMILY              1                0.41          7.3400        134.00          74.04         1.29         4,220,130
RETAIL-SHADOW ANCHORED          1                0.34          8.1100        119.00          77.48         1.25         3,447,736
                                -                ----          ------        ------          -----         ----         ---------
TOTAL                          203             100.00 %        7.1769 %      119.57          70.97 %       1.39 x  $1,023,979,711
==================================================================================================================================

* The Weighted Average Interest Rate on each stratification table listed herein indicates the Gross Mortgage Rate.

THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
           GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------


                                                                    WEIGHTED                                    SCHEDULED
                                                                    AVERAGE       WEIGHTED                      PRINCIPAL
                        NUMBER OF    PERCENT OF      WEIGHTED      REMAINING       AVERAGE       WEIGHTED        BALANCE
                        MORTGAGED   CUT-OFF DATE      AVERAGE         TERM      CUT-OFF DATE      AVERAGE       AS OF THE
STATES                 PROPERTIES   POOL BALANCE   INTEREST RATE    (MONTHS)         LTV           DSCR        CUT-OFF DATE
------                 ----------   ------------   -------------    --------         ---           ----        ------------
TEXAS                      14            12.24 %       7.3928 %      119.48          61.71 %        1.41 x       $125,370,229
NEW JERSEY                  8            10.41         6.8665        137.92          71.85          1.33          106,585,389
CALIFORNIA                 24            10.24         7.2430        112.71          70.84          1.42          104,824,727
ILLINOIS                   10             9.10         7.2106        115.09          72.41          1.44           93,215,925
FLORIDA                    24             7.56         6.9476        109.01          74.55          1.36           77,410,158
OHIO                        6             4.58         7.5644        119.30          74.54          1.34           46,911,330
SOUTH CAROLINA              1             3.88         7.0000        175.00          66.25          1.47           39,750,211
MICHIGAN                   10             3.86         7.1507        123.02          71.29          1.50           39,575,727
VIRGINIA                    6             3.71         7.7608        117.74          67.23          1.39           38,034,153
TENNESSEE                   7             3.42         6.6810        114.60          76.12          1.31           35,014,622
PENNSYLVANIA                8             3.26         7.2594        110.07          71.31          1.40           33,399,798
NEW YORK                   10             3.03         7.6146        106.76          73.29          1.40           31,060,973
NEVADA                      4             2.98         7.1120        119.45          78.36          1.31           30,526,095
MASSACHUSETTS               7             2.46         7.1680        115.02          69.47          1.45           25,219,580
COLORADO                    9             2.11         7.1214        111.18          72.30          1.46           21,626,838
NEW MEXICO                  2             1.97         7.4480        115.58          72.62          1.47           20,183,678
WASHINGTON                  7             1.80         6.8324        112.35          72.41          1.35           18,478,682
NORTH CAROLINA              4             1.54         7.5166        116.62          63.26          1.38           15,790,145
GEORGIA                     3             1.47         6.8510        112.21          77.80          1.27           15,004,604
HAWAII                      1             1.40         6.9000        112.00          79.49          1.47           14,307,402
OKLAHOMA                    2             1.10         6.9188        111.00          72.55          1.38           11,243,195
ARIZONA                     3             1.09         7.1128        110.77          77.43          1.37           11,164,064
OREGON                      4             1.06         6.9555        114.63          65.28          1.40           10,804,373
WISCONSIN                   7             0.99         7.3651        113.11          81.70          1.27           10,140,964
MISSOURI                    4             0.90         7.0097        121.83          66.24          1.41            9,185,853
KANSAS                      3             0.87         6.3972        116.00          75.86          1.42            8,898,737
IDAHO                       2             0.56         6.8623        112.81          63.52          1.49            5,764,325
INDIANA                     1             0.52         8.1200        99.00           79.10          1.22            5,300,000
DELAWARE                    1             0.34         7.1700        118.00          72.74          1.29            3,491,564
ALABAMA                     2             0.27         7.1500        111.00          73.22          1.36            2,738,327
KENTUCKY                    2             0.27         7.0565        113.95          58.33          1.45            2,727,371
MAINE                       1             0.24         7.2500        111.00          79.17          1.13            2,494,008
MARYLAND                    1             0.21         7.7000        118.00          73.23          1.26            2,196,853
RHODE ISLAND                3             0.20         6.5400        115.00          79.46          1.36            2,034,262
NEW HAMPSHIRE               1             0.19         6.8800        109.00          76.40          1.35            1,909,947
NEBRASKA                    1             0.16         7.5400        117.00          73.87          1.30            1,595,602
                            -             ----         ------        ------          -----          ----            ---------
TOTAL                      203          100.00 %       7.1769 %      119.57          70.97 %        1.39 x     $1,023,979,711
==============================================================================================================================




THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  LTV RANGE BY CUT-OFF DATE PRINCIPAL BALANCE
-------------------------------------------------------------------------------

                                                                     WEIGHTED                                     SCHEDULED
                                     PERCENT OF       WEIGHTED        AVERAGE       WEIGHTED                      PRINCIPAL
                       NUMBER OF    CUT-OFF DATE       AVERAGE       REMAINING      AVERAGE       WEIGHTED      BALANCE AS OF
RANGE OF CUT-OFF       MORTGAGE         POOL          INTEREST         TERM       CUT-OFF DATE     AVERAGE       THE CUT-OFF
DATE LTV RATIOS          LOANS        BALANCE           RATE         (MONTHS)         LTV           DSCR             DATE
---------------          -----        -------           ----         --------         ---           ----             ----
15.01 - 35.00               1            0.05 %         8.3500 %       116.00        23.27 %         4.40 x           $532,852
35.01 - 40.00               3            0.36           8.0961         115.65        37.74           2.01            3,711,287
40.01 - 45.00               4            0.55           7.1501         128.63        43.47           1.75            5,662,423
45.01 - 50.00               2            0.44           6.7721         114.76        46.74           1.90            4,455,535
50.01 - 55.00               4            7.75           7.5836         124.65        52.35           1.50           79,377,426
55.01 - 60.00               6            1.39           7.2930         116.40        57.59           1.45           14,275,313
60.01 - 65.00              15            6.19           7.2451         115.26        62.23           1.49           63,410,606
65.01 - 70.00              20           11.78           7.1741         135.20        67.47           1.42          120,592,097
70.01 - 75.00              64           39.65           7.1367         119.55        72.56           1.37          406,036,852
75.01 - 80.00              71           31.47           7.0941         113.51        78.26           1.34          322,236,844
80.01 - 85.00               1            0.16           8.0000         114.00        83.99           1.38            1,679,712
85.01 - 95.00               2            0.20           8.0000         114.00        89.72           1.17            2,008,765
                            -            ----           ------         ------        -----           ----            ---------
TOTAL                     193             100 %         7.1769 %       119.57        70.97 %         1.39 x     $1,023,979,711
===============================================================================================================================



-------------------------------------------------------------------------------
                LTV RANGE AT MATURITY DATE OR BALLOON DATE / ARD
-------------------------------------------------------------------------------

                                                                     WEIGHTED                                     SCHEDULED
                                     PERCENT OF       WEIGHTED        AVERAGE       WEIGHTED                      PRINCIPAL
                       NUMBER OF    CUT-OFF DATE       AVERAGE       REMAINING      AVERAGE       WEIGHTED      BALANCE AS OF
RANGE OF MATURITY/     MORTGAGE         POOL          INTEREST         TERM       CUT-OFF DATE     AVERAGE       THE CUT-OFF
BALLOON LTV RATIOS       LOANS        BALANCE           RATE         (MONTHS)         LTV           DSCR             DATE
------------------       -----        -------           ----         --------         ---           ----             ----
ZERO                       2             3.17 %         6.5974 %       171.00        71.25 %         1.20 x        $32,493,071
15.01 - 35.00%             5             0.58           7.9066         132.85        40.71           2.06            5,931,432
35.01 - 40.00              6             1.89           7.3739         142.27        51.32           1.67           19,336,638
40.01 - 45.00              5             4.64           7.0089         170.15        65.34           1.49           47,500,490
45.01 - 50.00             12            10.05           7.4933         122.41        56.42           1.51          102,866,624
50.01 - 55.00             18             7.06           7.2341         116.91        64.55           1.43           72,248,355
55.01 - 60.00             32            18.99           7.2498         118.44        70.91           1.39          194,408,236
60.01 - 65.00             48            25.29           7.0994         114.22        73.66           1.37          258,971,969
65.01 - 70.00             45            22.64           7.0608         112.52        77.79           1.34          231,812,779
70.01 - 75.00             15             5.18           7.3736         94.62         79.20           1.33           53,045,424
75.01 - 80.00              4             0.40           8.0000         90.63         82.83           1.27            4,087,457
80.01 - 85.00              1             0.12           8.0000         114.00        91.23           1.18            1,277,233
                           -             ----           ------         ------        -----           ----            ---------
TOTAL                     193          100.00 %         7.1769 %       119.57        70.97 %         1.39 x
                                                                                                                   $1,023,979,711
===============================================================================================================================




THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 PAYMENT TYPES
-------------------------------------------------------------------------------

                                                                            WEIGHTED                                SCHEDULED
                                                             WEIGHTED       AVERAGE      WEIGHTED                   PRINCIPAL
                                NUMBER OF      PERCENT        AVERAGE      REMAINING      AVERAGE      WEIGHTED   BALANCE AS OF
                                 MORTGAGE   CUT-OFF DATE     INTEREST         TERM     CUT-OFF DATE    AVERAGE     THE CUT-OFF
PAYMENT TYPES                     LOANS     POOL BALANCE       RATE         (MONTHS)        LTV          DSCR          DATE
-------------                     -----     ------------       ----         --------        ---          ----          ----
AMORT. BALLOON/ARD                 188           91.50 %       7.2176 %      117.91        70.88 %       1.40 x     $936,971,193
GRADUATED P&I BALLOON               1             4.31         6.6900        120.00        70.81         1.43         44,115,446
FULLY AMORTIZING                    2             3.17         6.5974        171.00        71.25         1.20         32,493,071
INT. ONLY, THEN AMORT BALLOON       2             1.02         7.3942        107.34        78.20         1.25         10,400,000
                                    -             ----         ------        ------        -----         ----         ----------
TOTAL                              193          100.00 %       7.1769 %      119.57        70.97 %       1.39 x   $1,023,979,711
=================================================================================================================================



-------------------------------------------------------------------------------
                          DEBT SERVICE COVERAGE RATIO
-------------------------------------------------------------------------------


                                                                    WEIGHTED                                      SCHEDULED
                                                    WEIGHTED        AVERAGE        WEIGHTED                       PRINCIPAL
                       NUMBER OF    PERCENT OF       AVERAGE       REMAINING        AVERAGE        WEIGHTED        BALANCE
                       MORTGAGE    CUT-OFF DATE     INTEREST          TERM       CUT-OFF DATE      AVERAGE        AS OF THE
DSCR(X)                  LOANS     POOL BALANCE       RATE          (MONTHS)          LTV            DSCR       CUT-OFF DATE
-------                  -----     ------------       ----          --------          ---            ----       ------------
1.01 - 1.15                4             0.48 %      7.4633 %        96.06           78.95 %         1.14 x         $4,947,408
1.16 - 1.20                6             3.97        6.7373          157.38          73.94           1.18           40,617,283
1.21 - 1.25               20             7.73        7.5023          112.32          76.33           1.24           79,158,978
1.26 - 1.30               39            16.61        7.4198          117.19          74.54           1.28          170,080,103
1.31 - 1.35               26            12.65        7.0121          112.64          74.53           1.33          129,512,794
1.36 - 1.40               29            17.48        7.2793          115.05          71.67           1.38          178,960,454
1.41 - 1.45               26            15.28        6.8866          113.83          71.66           1.43          156,452,610
1.46 - 1.50               11            14.07        7.2098          132.37          62.41           1.48          144,119,786
1.51 - 1.55               10             3.95        7.0950          113.78          69.08           1.53           40,465,833
1.56 - 1.60                5             3.12        7.2597          130.55          66.43           1.57           31,979,628
1.61 - 1.65                3             0.51        6.8628          120.05          58.88           1.63            5,232,141
1.66 - 1.70                3             1.44        6.9000          110.28          67.04           1.69           14,764,832
1.71 - 1.75                2             0.61        6.7693          112.48          61.59           1.71            6,218,051
1.81 - 1.85                2             1.09        7.2782          158.71          72.22           1.81           11,187,663
1.86 - 1.90                2             0.40        6.6835          114.91          50.31           1.86            4,102,573
1.96 - 2.00                1             0.18        6.9600          113.00          49.06           1.96            1,839,849
2.00 - 2.15                1             0.12        8.3500          116.00          35.51           2.15            1,225,063
2.16 - 2.50                2             0.25        7.6679          113.31          41.87           2.34            2,581,812
2.51 - 4.40                1             0.05        8.3500          116.00          23.27           4.40              532,852
                           -             ----        ------          ------          -----           ----              -------
TOTAL                     193          100.00 %      7.1769 %        119.57          70.97 %         1.39 x     $1,023,979,711
===============================================================================================================================










THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            MORTGAGE INTEREST RATES
-------------------------------------------------------------------------------


                                                                         WEIGHTED                                 SCHEDULED
                                                          WEIGHTED       AVERAGE      WEIGHTED                    PRINCIPAL
                           NUMBER OF     PERCENT OF        AVERAGE      REMAINING      AVERAGE      WEIGHTED       BALANCE
RANGE OF                    MORTGAGE    CUT-OFF DATE      INTEREST         TERM     CUT-OFF DATE     AVERAGE      AS OF THE
MORTGAGE RATES (%) *         LOANS      POOL BALANCE        RATE         (MONTHS)        LTV          DSCR       CUT-OFF DATE
--------------------         -----      ------------        ----         --------        ---          ----       ------------
5.9800 - 6.0000                1            0.11 %          5.9800 %      115.00        75.49 %        1.27 x       $1,094,635
6.0001 - 6.2500                2            2.21            6.0895        114.76        76.92          1.34         22,630,542
6.2501 - 6.5000                16           9.11            6.4090        110.99        73.75          1.43         93,282,637
6.5001 - 6.7500                23          15.42            6.6529        126.38        71.32          1.39        157,848,567
6.7501 - 7.0000                29          15.12            6.9325        127.74        71.39          1.43        154,775,643
7.0001 - 7.2500                39          16.78            7.1158        114.67        74.15          1.40        171,862,017
7.2501 - 7.5000                22          15.91            7.4202        119.54        64.84          1.37        162,903,621
7.5001 - 7.7500                21           8.12            7.6634        119.13        69.46          1.40         83,167,944
7.7501 - 8.0000                24          10.64            7.8510        116.55        73.60          1.34        108,978,444
8.0001 - 8.2500                8            3.85            8.0510        116.23        73.96          1.28         39,428,829
8.2501 - 8.5000                5            1.99            8.4617        119.19        56.58          1.58         20,418,341
8.5001 - 8.7500                1            0.27            8.6400        120.00        66.27          1.45          2,717,000
8.7501 - 9.0000                1            0.24            8.9300        120.00        69.43          1.46          2,430,000
9.5001 - 9.7000                1            0.24            9.7000        91.00         54.62          1.42          2,441,491
                               -            ----            ------        -----         -----          ----          ---------
TOTAL                         193         100.00 %          7.1769 %      119.57        70.97 %        1.39 x   $1,023,979,711
===============================================================================================================================

* Indicates Gross Coupon







THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  SUMMARIES OF THE TEN LARGEST MORTGAGE LOANS
-------------------------------------------------------------------------------


CONTROL #1: SOUTH PLAINS MALL  LOAN #:  6103423

----------------------------------------------------------------------------------------------------------
Cut-off  Date Balance:   $64,916,634                      Property Type:             Anchored Retail
----------------------------------------------------------------------------------------------------------
Loan Type:               Principal and Interest; Hyperam  Location:                  Lubbock, TX
----------------------------------------------------------------------------------------------------------
Origination Date:        02/17/1999                       Year Built/Renovated:      1972, 76, 85, 86/1998
----------------------------------------------------------------------------------------------------------
Maturity Date:           03/01/2029                       Net Rentable Square Feet:  1,001,082
----------------------------------------------------------------------------------------------------------
Anticipated Repay Date:  03/01/2009                       Cut-off Date Balance/sf:   $64.85
----------------------------------------------------------------------------------------------------------
Mortgage Rate:           7.49000%                         Appraised Value:           $125,000,000
----------------------------------------------------------------------------------------------------------
Annual Debt Service:     $5,448,533                       Current LTV:               51.93%
----------------------------------------------------------------------------------------------------------
Underwritten DSCR:       1.49x                            Balance at ARD LTV:        45.95%
----------------------------------------------------------------------------------------------------------
Underwritten Cash Flow:  $8,109,326                       Percent Leased:            98.00%
----------------------------------------------------------------------------------------------------------
Balance at ARD:          $57,556,900                      Leasing Status Date:       01/31/1999
----------------------------------------------------------------------------------------------------------

THE LOAN
The South Plains Mall Loan (the "South Plains Mall Loan") is secured by a first mortgage on a 1,001,082 square foot regional mall located in Lubbock, Texas (the "South Plains Mall Property"). The South Plains Mall Loan was originated by Prudential Mortgage Capital Company, LLC on February 17, 1999 to refinance a loan from The Prudential Insurance Company of America.

         BORROWER:
         The Borrower is Macerich Lubbock Limited Partnership, a single purpose, bankruptcy remote California limited partnership (the "South Plains Mall Borrower"). The South Plains Mall Borrower is sponsored by The Macerich Partnership, L.P. (the" "Sponsor"), the operating entity of The Macerich Company, a public REIT ("Macerich").

         SECURITY:
         The South Plains Mall Loan is evidenced by a promissory note (the "Note") secured by a Mortgage and Security Agreement (the "Mortgage"), an Assignment of Leases and Rents, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee interest in the South Plains Mall Property.

         RECOURSE:
         The South Plains Mall Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of rents, and unauthorized transfers or encumbrances of the South Plains Mall Property (the "Recourse Carveouts"). The obligations of the South Plains Mall Borrower under the Recourse Carveouts are guaranteed by the Sponsor, pursuant to the terms of an Indemnity and Guaranty Agreement. In addition, under the terms of a Hazardous Substances Indemnity Agreement, the South Plains Mall Borrower and the Sponsor assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Property.

         PAYMENT TERMS:
         The Mortgage Rate is fixed at 7.490% per annum until the anticipated repayment date of March 1, 2009 (the "ARD"). The South Plains Mall Loan requires monthly payments of principal and interest of $454,044.42 through the ARD. From and after the ARD, if the South Plains Mall Loan is not paid in full, the interest rate shall increase as set forth in the Note and the Pooling and Servicing Agreement and excess cash flow from the South Plains Mall Property, after funding of specified reserves, and payment of debt service and certain operating expenses and capital expenditures, will be applied to the outstanding principal balance of the Note. The South Plains Mall Loan accrues interest computed based on the actual number of days elapsed each month in a 360-day year.

         CASH MANAGEMENT/LOCKBOX:
         The South Plains Mall Borrower has agreed that all Rents and Profits (as such term is defined in the Mortgage) will be deposited into an account (the "Clearing Account") with a bank approved by Lender (the "Clearing Bank") in which the Lender has been granted a first priority security interest, and has informed all tenants of the Property that upon notice, all Rents and Profits should be paid directly to the Clearing Bank. The South Plains Mall Borrower has agreed to cause all Rents and Profits to be deposited into the Clearing Account, and then forwarded to an account controlled by Lender with LaSalle National Bank (the "Deposit Account") commencing on the occurrence of any of the following events: (i) an Event of Default (as such term is defined in the Mortgage), (ii) the failure of the South Plains Mall Borrower to repay the South Plains Mall Loan on or before the date three months prior to the ARD, (iii) the Debt Service Coverage Ratio for the immediately prior twelve-month period (the "Trailing DSCR") is less than 1.35x, or (iv) if, prior to December 25, 2005 any two of the following tenants (J.C. Penney, Dillard's Home, Dillard's, Beall's) (each, a "Rolling Anchor") fail to deliver to South Plains Mall Borrower written notice of their exercise of the extension options included in their leases (each of (i) through (iv) above, a "Sweep Event"). Funds in the Deposit Account shall be applied in accordance with the terms of the Note. Such cash management shall generally continue until the South Plains Mall Loan is paid in full, provided that for the Sweep Event specified in paragraph (iii) above, cash management shall continue only until such time as Trailing DSCR has exceeded 1.35x for at least 24 consecutive months, and for the Sweep Event specified in paragraph
         (iv) above, until such time as acceptable replacement tenants have executed acceptable leases, taken possession of the leased premises and delivered acceptable estoppel certificates to Lender.

         PREPAYMENT/DEFEASANCE:
         Except in connection with certain casualty or condemnation events, the South Plains Mall Borrower is prohibited from prepaying the South Plains Mall Loan at any time before the date three (3) months prior to the ARD. The Loan may be prepaid at par at any time thereafter. The South Plains Mall Borrower may defease the South Plains Mall Loan, in whole but not in part, at any time after the later to occur of two years after the REMIC "start-up date" or February 17, 2002, by providing the Lender with non-callable U.S. Treasury obligations sufficient to pay its remaining obligations, provided that, the South Plains Mall Borrower may, upon satisfaction of certain conditions, including the Lender's receipt of confirmation in writing from the specified rating agencies that such transfer will not result in a qualification, downgrade or withdrawal of any rating then in effect for any related securities ("Rating Agency Confirmation"), partially defease the South Plains Mall Loan in connection with a future transfer of a portion of the South Plains Mall Property to an anchor tenant.









THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

         TRANSFER OF SOUTH PLAINS MALL PROPERTY OR INTEREST IN SOUTH PLAINS MALL BORROWER:
         The Lender shall have the option to declare the South Plains Mall Loan immediately due and payable upon the transfer of the South Plains Mall Property or any ownership interest in the South Plains Mall Borrower, except in connection with the rights of transfer described below. The South Plains Mall Borrower has the right, once during the term of the Loan, to transfer the South Plains Mall Property upon the satisfaction of certain conditions, including Rating Agency Confirmation.

         ESCROWS/RESERVES:
         Taxes, Insurance and Capital Expenditures
         There is a tax escrow which requires monthly deposits in an amount estimated to be sufficient to pay real estate taxes when due. From and after an Event of Default, the South Plains Mall Borrower must make monthly deposits in an amount estimated to be sufficient to pay insurance premiums when due. There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $21,306.00.

         Tenant Improvements and Leasing Commissions
         The South Plains Mall Borrower has agreed to establish a reserve for tenant improvements and leasing commissions which requires the following deposits:

               (a) If any Rolling Anchor fails to exercise the lease extension option contained in its lease prior to December 25, 2005, then during calendar year 2006 the South Plains Mall Borrower shall make monthly deposits equal to 1/12 of the amount specified below for such Rolling Anchor:

                       J.C. Penney - $895,000
                       Dillard's Home - $594,631
                       Dillard's - $1,078,361
                       Beall's - $87,500

               (b) In addition to (a), commencing on January 1, 2005 and continuing through December 1, 2005, monthly payments of $127,712.52, provided, however, that if Macerich or entities controlled by Macerich, control the South Plains Mall Borrower at that time and own or manage more than 15,000,000 square feet of space (the "Minimum Ownership Condition"), then no such payments are required unless and until at any time during calendar year 2005, Macerich fails to satisfy the Minimum Ownership Condition, after which Macerich is required to make such deposits as are necessary to accumulate in such reserve the sum of $1,532,550.00 prior to the end of calendar year 2005.

         J.C. Penney Reserve
         The South Plains Mall Borrower has deposited with Lender the amount of $809,891 (the "J.C. Penney Reserve") intended to address a claim made by J.C. Penney in its tenant estoppel certificate for reimbursement of such amount as a result of certain construction work performed by it prior to the South Plains Mall Borrower's acquisition of the Property. The J.C. Penney Reserve will be retained until such time that J.C. Penney delivers an estoppel indicating that it does not have any claim against the South Plains Mall Borrower.

         SUBORDINATE/OTHER DEBT:
         Subordinate indebtedness or encumbrances are prohibited without prior consent of Lender.

THE PROPERTY
The South Plains Mall Property is a regional mall located in Lubbock, Texas containing 1,144,782 square feet of gross leasable area, of which 1,001,082 square feet represents the South Plains Mall Property. According to a rent roll provided by the South Plains Mall Borrower (the "Rent Roll"), the South Plains Mall Property is 98.00% leased, as of January 31, 1999, and is anchored by six department stores, including J.C. Penney (A3 Moody's/ A S&P/ A- Fitch), Dillard's and Dillard's Home (Baa1 Moody's/ BBB S&P/ NR Fitch), Mervyn's, Beall's, and Sears (A2 Moody's/ A- S&P/ A Fitch). Sears owns its store and the underlying land, and such property is not part of the collateral securing the Loan.

The South Plains Mall Property is a two-story, two-building complex that was constructed in three stages, from 1972 through 1986. The J.C. Penney store was remodeled in 1998.

According to the Rent Roll, J.C. Penney occupies 218,518 square feet through July 2007, with four five-year renewal options. Dillard's (Main) occupies 162,755 square feet through January 2007, with five five-year renewal options. Dillard's Home occupies 94,814 square feet through January 2007, with five five-year renewal options. Mervyn's, which operates under a ground lease which commenced in 1985 and expires in July 2011, occupies 82,000 square feet through July 2011, with three ten-year renewal options. Beall's occupies 40,000 square feet through January 2007, with three ten-year renewal options. The Rent Roll indicates that the South Plains Mall Property contains over 350,000 square feet of mall shop space, including a number of national and regional chains, such as Comp USA, Old Navy, Olive Garden (occupying the one outparcel), and The Gap.

THE MANAGEMENT
The South Plains Mall Property is managed by Macerich Property Management Company, a wholly owned subsidiary of Macerich. Macerich and its affiliates own and manage 48 regional shopping centers and five community centers totaling approximately 40.5 million square feet. They also provide third-party management services, managing four regional shopping centers containing approximately 3.6 million square feet. Macerich has been in the business of owning and operating retail real estate for 27 years.









THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

CONTROL #2:  SOMERSET GROVE II  LOAN #: 6103070

-------------------------------------------------------------------------------------------------
Cut-off  Date Balance:  $44,115,446             Property Type:             Office
-------------------------------------------------------------------------------------------------
Loan Type:              Graduated P&I; Hyperam  Location:                  Franklin Township, NJ
-------------------------------------------------------------------------------------------------
Origination Date:       08/07/1998              Year Built/Renovated:      1988
-------------------------------------------------------------------------------------------------
Maturity Date:          09/01/2024              Net Rentable Square Feet:  444,760
-------------------------------------------------------------------------------------------------
Anticipated Repay Date: 05/01/2009              Cut-off Date Balance/sf:   $99.19
-------------------------------------------------------------------------------------------------
Mortgage Rate:          6.69000%                Appraised Value:           $62,300,000
-------------------------------------------------------------------------------------------------
Annual Debt Service:    $3,542,719              Current LTV:               70.81%
-------------------------------------------------------------------------------------------------
Underwritten DSCR:      1.43x                   Balance at ARD LTV:        55.36%
-------------------------------------------------------------------------------------------------
Underwritten Cash Flow: $5,059,754              Percent Leased:            100.00%
-------------------------------------------------------------------------------------------------
Balance at ARD:         $34,489,034             Leasing Status Date:       01/01/1999
-------------------------------------------------------------------------------------------------

THE LOAN
The Somerset Grove II Loan (the "Somerset Grove II Loan") is secured by a first mortgage on a 444,760 square foot office building located in Franklin Township, New Jersey (the "Somerset Grove II Property"). The Somerset Grove II Property is 100% leased to AT&T Corp. (A1 Moody's/ AA- S&P/ AA- Fitch) ("AT&T"). The Somerset Grove II Loan was originated by Prudential Mortgage Capital Company, LLC on August 7, 1998 to refinance a loan from The Prudential Insurance Company of America.

         BORROWER:
         The Borrower is 290 Davidson Avenue, LLC, a single purpose, bankruptcy remote New Jersey limited liability company (the "Somerset Grove II Borrower").

         SECURITY:
         The Somerset Grove II Loan is evidenced by a promissory note (the "Note") secured by a Mortgage and Security Agreement (the "Mortgage"), an Assignment of Leases and Rents, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee interest in the Somerset Grove II Property.

         RECOURSE:
         The Somerset Grove II Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of rents, and unauthorized transfers or encumbrances of the Somerset Grove II Property (the "Recourse Carveouts"). The obligations of the Somerset Grove II Borrower under the Recourse Carveouts are guaranteed by Bennett Rechler (the "Sponsor") pursuant to the terms of an Indemnity and Guaranty Agreement. In addition, under the terms of a Hazardous Substances Indemnity Agreement, the Somerset Grove II Borrower and the Sponsor assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Property.

         PAYMENT TERMS:
         The Mortgage Rate is fixed at 6.690% per annum until the anticipated repayment date of May 1, 2009 (the "ARD"). The Somerset Grove II Loan requires monthly payments of principal and interest of $295,226.58 through April 1, 2003 and $309,039.76 from May 1, 2003 through the ARD. From and after the ARD, if the Somerset Grove II Loan is not paid in full, the interest rate shall increase as set forth in the Note and the Pooling and Servicing Agreement and the Pooling and Servicing Agreement and excess cash flow from the Somerset Grove II Property, after funding of specified reserves and payment of debt service and certain operating expenses and capital expenditures, will be applied to the outstanding principal balance of the Loan. The Somerset Grove II Loan accrues interest computed on the basis of twelve 30-day months in a 360-day year.

         CASH MANAGEMENT/LOCKBOX:
         The Somerset Grove II Borrower has agreed that all Rents and Profits (as such term is defined in the Mortgage) will be deposited into an account (the "Deposit Account") controlled by Lender established with the Chase Manhattan Bank (the "Deposit Bank"). AT&T pays all rent due under its lease directly to the Deposit Bank. Funds in the Deposit Account are disbursed in accordance with the terms of the Note.

         PREPAYMENT/DEFEASANCE:
         Except in connection with certain casualty or condemnation events, the Somerset Grove II Borrower is prohibited from prepaying the Loan at any time before the date three (3) months prior to the ARD. The Loan may be prepaid at par at any time thereafter. The Somerset Grove II Borrower may defease the Loan, in whole but not in part, at any time during the period commencing on the later to occur of two (2) years after the REMIC "start-up" date or August 7, 2001 and ending on the date three (3) months prior to the ARD, by providing Lender with non-callable U.S. Treasury obligations sufficient to pay its remaining obligations.

         TRANSFER OF SOMERSET GROVE II PROPERTY OR INTEREST IN SOMERSET GROVE II BORROWER:
         The Lender shall have the option to declare the Somerset Grove II Loan immediately due and payable upon the transfer of the Somerset Grove II Property or any ownership interest in the Somerset Grove II Borrower, except in connection with the rights of transfer described below. The Somerset Grove II Borrower has the right, once during the term of the Loan, to transfer the entire Somerset Grove II Property upon the satisfaction of certain conditions, including Lender's receipt of Rating Agency Confirmation and the specified assumption fee.

         ESCROWS/RESERVES:
         Taxes, Insurance and Capital Expenditures
         By the terms of its lease, AT&T is required to pay all real estate taxes assessed against the Somerset Grove II Property directly to the tax authority. There is an insurance escrow which requires monthly deposits in an amount estimated to be sufficient to pay insurance premiums when due. There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $3,834.67.









THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

         Tenant Improvements and Leasing Commissions
         The Somerset Grove II Borrower was required to establish and maintain a reserve for the payment of future leasing commissions and tenant improvements in connection with the renewal of the AT&T lease ("Renewal Reserve"). Commencing on May 1, 2004 and monthly thereafter through and including November 1, 2007, Borrower has agreed to deposit an amount equal to $33,500 in the Renewal Reserve. On or before December 1, 2007, Borrower is also to provide Lender with an irrevocable letter of credit in the amount of $2,660,000 (the "Leasing Letter of Credit"). If Borrower does not timely provide the Leasing Letter of Credit, Borrower must deposit monthly with Lender all cash flow generated by the Somerset Grove II Property remaining after payment of debt service, required reserves, and operating expenses approved by Lender until the Reserve Termination (as defined below). Such payments into the Renewal Reserve shall continue until the earliest to occur of (a) AT&T's irrevocable exercise of its ten-year lease renewal option, (b) repayment in full of the Somerset Grove II Loan, (c) the ARD, or (d) such earlier date as agreed to by Lender in its sole discretion (the "Reserve Termination"). In the event AT&T does not exercise its renewal option by May 1, 2008, then on the ARD, Lender may draw down and apply the funds in the Renewal Reserve and the Leasing Letter of Credit to the repayment of the Somerset Grove II Loan.

         AT&T Completion Reserve
         The Somerset Grove II Borrower was required to establish a completion reserve (the "Completion Reserve") at closing in the amount of $1,600,000, to fund completion of certain improvements as required by the AT&T lease and certain repairs suggested in EMG's Property Condition Report dated July 8, 1998. The repairs and certain of the improvements have been completed, and the current balance remaining in the Completion Reserve, as of May 10, 1999, is $252,530.

         SUBORDINATE/OTHER DEBT:
         Subordinate indebtedness or encumbrances are prohibited without the prior written consent of Lender.

         PURCHASE OPTION:
         AT&T has an option to purchase the Somerset Grove II Property for $63 million on or about April 30, 2009. AT&T's lease contains an option to renew for a ten year period (the "Renewal Option"). If AT&T exercises its Renewal Option, it shall have a second option to purchase the Somerset Grove II Property for $58 million in the 20th year of AT&T's lease term.

THE PROPERTY
The Somerset Grove II Property is a 444,760 square foot office building located in Franklin Township, New Jersey. The Somerset Grove II Property was completed in 1988 and includes a five-story office building plus an additional one-story office building/fitness center.

THE MANAGEMENT
The Somerset Grove II Property is managed by the Sponsor.










THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

CONTROL #3: BAREFOOT LANDING LOAN  #: 6103230

------------------------------------------------------------------------------------------------------------
Cut-off  Date Balance:    $39,750,211                      Property Type:            Retail
------------------------------------------------------------------------------------------------------------
Loan Type:                Principal and Interest; Hyperam  Location:                 N. Myrtle Beach, SC
------------------------------------------------------------------------------------------------------------
Origination Date:         11/02/1998                       Year Built/Renovated:     1988 and 1991
------------------------------------------------------------------------------------------------------------
Maturity Date:            12/01/2023                       Net Rentable Square Feet:  244,244
------------------------------------------------------------------------------------------------------------
Anticipated Repay Date:   12/1/2013                        Cut-off Date Balance/sf:  $162.75
------------------------------------------------------------------------------------------------------------
Mortgage Rate:            7.00000%                         Appraised Value:          $60,000,000
------------------------------------------------------------------------------------------------------------
Annual Debt Service:      $3,392,540                       Current LTV:              66.25%
------------------------------------------------------------------------------------------------------------
Underwritten DSCR:        1.47x                            Balance at ARD LTV:       40.58%
------------------------------------------------------------------------------------------------------------
Underwritten Cash Flow:   $4,986,096                       Percent Leased:           97.16%
------------------------------------------------------------------------------------------------------------
Balance at ARD:           $24,488,786                      Leasing Status Date:      12/31/1998
------------------------------------------------------------------------------------------------------------

THE LOAN
The Barefoot Landing Loan (the "Barefoot Landing Loan") is secured by a first mortgage on a 244,244 square foot retail center located in North Myrtle Beach, South Carolina (the "Barefoot Landing Property"). The Barefoot Landing Loan was originated by Prudential Mortgage Capital Company, LLC on November 2, 1998.

         BORROWER:
         The Borrower is Barefoot Properties Limited Partnership, a single purpose, bankruptcy remote South Carolina limited partnership (the "Barefoot Landing Borrower").

         SECURITY:
         The Barefoot Landing Loan is evidenced by a promissory note (the "Note") secured by a Mortgage and Security Agreement (the "Mortgage"), an Assignment of Leases and Rents, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee interest in the Barefoot Landing Property.

         RECOURSE:
         The Barefoot Landing Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of rents, and unauthorized transfers or encumbrances of the Barefoot Landing Property (the "Recourse Carveouts"). The obligations of the Barefoot Landing Borrower under the Recourse Carveouts are guaranteed by Samuel W. Puglia (the "Sponsor") pursuant to the terms of an Indemnity and Guaranty Agreement. In addition, under the terms of a Hazardous Substances Indemnity Agreement, the Barefoot Landing Borrower and the Sponsor assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Property.

         PAYMENT TERMS:
         The Mortgage Rate is fixed at 7.000% per annum until the anticipated repayment date of December 1, 2013 (the "ARD"). The Barefoot Landing Loan requires monthly payments of principal and interest of $282,711.68 through the ARD. From and after the ARD, if the Barefoot Landing Loan is not paid in full, the interest rate shall increase as set forth in the Note and the Pooling and Servicing Agreement and excess cash flow from the Property, after funding of specified reserves, and payment of debt service and certain operating expenses and capital expenditures, will be applied to the outstanding principal balance of the Note. The Barefoot Landing Loan accrues interest computed on the basis of twelve 30-day months in a 360-day year.

         CASH MANAGEMENT/LOCKBOX:
         The Barefoot Landing Borrower has agreed that from and after the earlier to occur of (i) the date six months prior to the ARD, or (ii) an Event of Default (as such term is defined in the Mortgage) until repayment of the Barefoot Landing Loan, and during any period in which the Debt Service Coverage Ratio for the immediately prior twelve-month period (the "Trailing DSCR") is less than 1.20x, all Rents and Profits (as such term is defined in the Mortgage) will be deposited into an account (the "Clearing Account") controlled by Lender with a bank approved by Lender (the "Clearing Bank"). In such event, the Barefoot Landing Borrower has agreed to deposit all Rents and Profits with the Clearing Bank. At Lender's request, all such funds shall be transferred by the Clearing Bank to an account (the "Deposit Account") under the sole dominion and control of Lender established with a bank determined by Lender, to be applied in accordance with the terms of the Note.

         PREPAYMENT/DEFEASANCE:
         Except in connection with certain casualty or condemnation events, the Barefoot Landing Borrower is prohibited from prepaying the Barefoot Landing Loan at any time before the date six (6) months prior to the ARD. The Loan may be prepaid at par at any time thereafter. The Barefoot Landing Borrower may defease the Loan, in whole but not in part, at any time during the period commencing on the later to occur of the date two years after the REMIC "start-up" date or November 2, 2002 and ending on the date six (6) months prior to the ARD, by providing Lender with non-callable U.S. Treasury obligations sufficient to pay its remaining obligations under the Loan.

         TRANSFER OF BAREFOOT LANDING PROPERTY OR INTEREST IN BAREFOOT
         LANDING BORROWER:
         The Lender shall have the option to declare the Barefoot Landing Loan immediately due and payable upon the transfer of the Barefoot Landing Property or any ownership interest in the Barefoot Landing Borrower, except in connection with the rights of transfer described below. The Barefoot Landing Borrower has the right, once during the term of the Loan, to transfer the entire Barefoot Landing Property upon the satisfaction of certain conditions, including Lender's receipt of Rating Agency Confirmation and the specified assumption fee.

         ESCROWS/RESERVES:
         Taxes, Insurance and Capital Expenditures











THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

         There is a tax and insurance escrow which requires monthly deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due. There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $4,036.00.

         Business Tax Escrow
         The Barefoot Landing Borrower was required to deposit upon the Barefoot Landing Loan closing $2,672.01, with subsequent monthly payments of $890.67 required thereafter, for the payment of an annual Business Tax.

         SUBORDINATE/OTHER DEBT:
         Subordinate indebtedness or encumbrances are prohibited without the prior written consent of Lender.

THE PROPERTY
The Barefoot Landing Property is a 244,244 square foot retail center located in North Myrtle Beach, South Carolina. According to a rent roll provided by the Barefoot Landing Borrower, the Barefoot Landing Property is 97.16% leased, as of December 31, 1998, to approximately 103 tenants. The Barefoot Landing Phase I was completed in 1988 and Barefoot Landing Phase II was completed in 1991. The Barefoot Landing Property has been voted the "Most Popular Tourist Attraction in South Carolina" by the South Carolina Department of Parks, Recreations, and Tourism in 1995, 1996, and 1997. The property is currently occupied by a variety of retail and restaurant tenants. Major tenants include Greg Norman's Restaurant, Dick's Last Resort, Fuddrucker's, London Fog, and Bass Shoes.

THE MANAGEMENT
The Barefoot Landing Property is managed by Barefoot Property Management L.L.C., an entity affiliated with the Sponsor. The Sponsor has been involved in the management of the subject property since its construction in 1988.












THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

CONTROL #4: STATION PLAZA OFFICE COMPLEX  LOAN #:  6103062

----------------------------------------------------------------------------------------------------------
Cut-off  Date Balance:   $31,036,634                              Property Type:            Office
----------------------------------------------------------------------------------------------------------
Loan Type:               Principal and Interest; Fully Amortizing Location:                 Trenton, NJ
----------------------------------------------------------------------------------------------------------
Origination Date:        07/10/1998                               Year Built/Renovated:     1986 and 1989
----------------------------------------------------------------------------------------------------------
Maturity Date:           08/01/2013                               Net Rentable Square Feet: 320,477
----------------------------------------------------------------------------------------------------------
Anticipated Repay Date:  N/A                                      Cut-off Date Balance/sf:  $96.85
----------------------------------------------------------------------------------------------------------
Mortgage Rate:           6.57800%                                 Appraised Value:          $42,700,000
----------------------------------------------------------------------------------------------------------
Annual Debt Service:     $3,361,540                               Current LTV:              72.69%
----------------------------------------------------------------------------------------------------------
Underwritten DSCR:       1.18x                                    Balance at Maturity LTV:  0.00%
----------------------------------------------------------------------------------------------------------
UnderwrittenCash Flow:   $3,959,880                               Percent Leased:           99.70%
----------------------------------------------------------------------------------------------------------
Balance at Maturity:     $0.00                                    Leasing Status Date:      05/03/1999
----------------------------------------------------------------------------------------------------------

THE LOAN
The Station Plaza Office Complex Loan (the "Station Plaza Office Complex Loan") is secured by a first mortgage on a 320,477 square foot office building complex located in Trenton, New Jersey (the "Station Plaza Office Complex Property"). The Station Plaza Office Complex Loan was originated by Prudential Mortgage Capital Company, LLC on July 10, 1998.

         BORROWER:
         The Borrower is comprised of Drei Holdings, LLC and Trois Holdings, LLC, both single purpose, bankruptcy remote New Jersey limited liability companies (the "Station Plaza Office Complex Borrower").

         SECURITY:
         The Station Plaza Office Complex Loan is evidenced by a promissory note (the "Note") secured by a Mortgage and Security Agreement (the "Mortgage"), an Assignment of Leases and Rents, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee interest in the Station Plaza Office Complex Property.

         RECOURSE:
         The Station Plaza Office Complex Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of rents, and unauthorized transfers or encumbrances of the Station Plaza Office Complex Property (the "Recourse Carveouts"). The obligations of the Station Plaza Office Complex Borrower under the Recourse Carveouts are guaranteed by Sydney Sussman (the "Sponsor") pursuant to the terms of an Indemnity and Guaranty Agreement. In addition, under the terms of a Hazardous Substances Indemnity Agreement, the Station Plaza Office Complex Borrower and the Sponsor assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Property.

         PAYMENT TERMS:
         The Mortgage Rate is fixed at 6.578% per annum until the maturity date of August 13, 2013 (the "Maturity Date"). The Station Plaza Office Complex Loan requires monthly payments of principal and interest of $280,128.33 which are expected to fully amortize the Loan as of the Maturity Date. The Station Plaza Office Complex Loan accrues interest computed on the basis of twelve 30-day months in a 360-day year.

         CASH MANAGEMENT/LOCKBOX:
         The Station Plaza Office Complex Borrower has agreed that all Rents and Profits (as such term is defined in the Mortgage) will be deposited into an account controlled by Lender (the "Deposit Account") with a bank approved by Lender (the "Deposit Bank"). All tenants of the Station Plaza Office Complex Property pay all rents due under their leases directly to the Deposit Bank.
         Funds in the Deposit Account are applied in accordance with the terms of the Note.

         PREPAYMENT/DEFEASANCE:
         Except in connection with certain casualty or condemnation events, the Station Plaza Office Complex Borrower is prohibited from prepaying the Station Plaza Office Complex Loan at any time before the date six (6) months prior to the Maturity Date. The Loan may be prepaid at par at any time thereafter. The Station Plaza Office Complex Borrower may defease the Station Plaza Office Complex Loan, in whole but not in part, at any time after the earlier to occur of two years after the REMIC "start-up date" or July 10, 2001, by providing the Lender with non-callable U.S. Treasury obligations sufficient to pay its remaining obligations.

         TRANSFER OF  PROPERTY OR INTEREST IN STATION PLAZA OFFICE COMPLEX
         BORROWER:
         Lender shall have the option to declare the Station Plaza Office Complex Loan immediately due and payable upon the transfer of the Station Plaza Office Complex Property or any ownership interest in the Station Plaza Office Complex Borrower, except in connection with the rights of transfer described below. The Station Plaza Office Complex Borrower has the right, once during the term of the Loan, to transfer the entire Station Plaza Office Complex Property upon the satisfaction of certain conditions, including Lender's receipt of Rating Agency Confirmation and the specified assumption fee. Non-managing member and/or limited partnership interests in the Station Plaza Office Complex Borrower or in any general partner or managing member of the Station Plaza Office Complex Borrower are freely transferable without the Lender's consent, provided that management control of each entity comprising the Station Plaza Office Complex Borrower remains with the Sponsor and ownership is controlled by the Sponsor and/or his immediate family members. Involuntary transfers caused by the death of any individual, and gifts of an individual's ownership interests for estate planning purposes to the spouse or lineal descendants of such individual (or a trust for the benefit of such individual, spouse or lineal descendants) shall be permitted so long as the Station Plaza Office Complex Borrower is reconstituted, if required, following such death or gift and so long as management of the Station Plaza Office Complex Property remains unchanged or is otherwise acceptable to Lender.

         ESCROWS/RESERVES:
         Taxes, Insurance and Capital Expenditures











THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

         There is a tax and insurance escrow which requires monthly deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due. There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $6,209.75.

         Tenant Improvements and Leasing Commissions
         The Station Plaza Office Complex Borrower was required to escrow $1,000,000 into a Tenant Improvement/Leasing Reserve. This reserve is in place to satisfy obligations of the Station Plaza Office Complex Borrower as landlord under its lease with the State of New Jersey (the "Tenant") to fund additional tenant improvements to be drawn periodically during the lease term at the Tenant's option.

         SUBORDINATE/OTHER DEBT:
         Subordinated indebtedness or other encumbrances are prohibited.

THE PROPERTY
The Station Plaza Office Complex Property is a 320,477 square foot office complex located in Trenton, New Jersey. According to a rent roll provided by the Station Plaza Office Complex Borrower, the Station Plaza Office Complex Property is 99.7% leased, as of May 3, 1999, to nine tenants which are primarily various state and federal government agencies. The Station Plaza Office Complex Property consists of three buildings. Station Plaza III is a 148,540 square foot ten-story building completed in 1989. Station Plaza IV and V are two four-story buildings that were completed in 1986 consisting of 171,937 square feet. The Station Plaza Office Complex Property is 87% leased to the State of New Jersey (Aa1 Moody's/ AA+ S&P/ AA+ Fitch) through October 31, 2017.

Parking for the Station Plaza Office Complex Property is provided through easement rights to 1,280 parking spaces located in an adjacent 1,576-car, seven-level parking facility which is owned and managed by an entity controlled by the Sponsor but is not part of the collateral for the loan.

THE MANAGEMENT
The Station Plaza Office Complex Property is managed by Nexus Properties, Inc., an entity affiliated with the Sponsor.












THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

CONTROL #5: REMINGTON PLACE APARTMENTS  LOAN #:  6103250

------------------------------------------------------------------------------------------------------
Cut-off  Date Balance:    $27,670,755                      Property Type:             Multifamily
------------------------------------------------------------------------------------------------------
Loan Type:                Principal and Interest; Hyperam  Location:                  Schaumburg, IL
------------------------------------------------------------------------------------------------------
Origination Date:         11/30/1998                       Year Built/Renovated:      1986/1997
------------------------------------------------------------------------------------------------------
Maturity Date:            12/01/2028                       Number of Units:           528
------------------------------------------------------------------------------------------------------
Anticipated Repay Date:   12/01/2008                       Cut-off Date Balance/Unit: $52,407
------------------------------------------------------------------------------------------------------
Mortgage Rate:            6.41000%                         Appraised Value:           $37,900,000
------------------------------------------------------------------------------------------------------
Annual Debt Service:      $2,088,873                       Current LTV:               73.01%
------------------------------------------------------------------------------------------------------
Underwritten DSCR:        1.45x                            Balance at ARD LTV:        62.04%
------------------------------------------------------------------------------------------------------
Underwritten Cash Flow:   $3,031,466                       Percent Leased:            96.59%
------------------------------------------------------------------------------------------------------
Balance at ARD:           $23,562,522                      Leasing Status Date:       02/01/1999
------------------------------------------------------------------------------------------------------

THE LOAN
The Remington Place Apartments Loan (the "Remington Place Apartments Loan") is secured by a first mortgage on a 528 unit garden style apartment complex located in Schaumburg, Illinois (the "Remington Place Apartments Property"). The Remington Place Apartments Loan was originated by Prudential Mortgage Capital Company, LLC on November 30, 1998.

         BORROWER:
         The Remington Place Apartments Borrower is Remington Place, L.P., a single asset, bankruptcy remote New Jersey limited partnership (the "Remington Place Apartments Borrower").

         SECURITY:
         The Remington Place Apartments Loan is evidenced by a promissory note (the "Note") secured by a Mortgage and Security Agreement (the "Mortgage"), an Assignment of Leases and Rents, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee interest in the Remington Place Apartments Property.

         RECOURSE:
         The Remington Place Apartments Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of rents, and unauthorized transfers or encumbrances of Remington Place Apartments Property (the "Recourse Carveouts"). The obligations of the Remington Place Apartments Borrower under the Recourse Carveouts are guaranteed by David M. Brown (the "Sponsor") pursuant to the terms of an Indemnity and Guaranty Agreement. The Sponsor is the sole owner of the Penobscot Corporation. In addition, under the terms of a Hazardous Substances Indemnity Agreement, the Remington Place Apartments Borrower and the Sponsor assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Property.

         PAYMENT TERMS:
         The Mortgage Rate is fixed at 6.410% per annum until the anticipated repayment date of December 1, 2008 (the "ARD"). The Remington Place Apartments Loan requires monthly payments of principal and interest of $174,072.71 through the ARD. From and after the ARD, if the Remington Place Apartments Loan is not paid in full, the interest rate shall increase as set forth in the Note and the Pooling and Servicing Agreement and excess cash flow from the Property, after funding of specified reserves, and payment of debt service and certain operating expenses and capital expenditures, will be applied to the outstanding principal balance of the Note. The Remington Place Apartments Loan accrues interest computed on the basis of twelve 30-day months in a 360-day year.

         CASH MANAGEMENT/LOCKBOX:
         The Remington Place Apartments Borrower has agreed that from and after the earlier to occur of (i) an Event of Default (as such term is defined in the Mortgage), or (ii) the date that is two (2) months prior to the ARD, and continuing until the Note is repaid in full, all Rents and Profits (as such term is defined in the Mortgage) will be deposited into an account (the "Clearing Account") controlled by Lender with a bank approved by Lender (the "Clearing Bank"). At Lender's request, all such funds shall be transferred by the Clearing Bank to an account (the "Deposit Account") under the sole dominion and control of Lender established with a bank determined by Lender, to be applied by Lender in accordance with the terms of the Note.

         PREPAYMENT:
         Except in connection with certain casualty or condemnation events, the Remington Place Apartments Borrower is prohibited from prepaying the Remington Place Apartments Loan at any time before the date six (6) months prior to the ARD. The Loan may be prepaid at par at any time thereafter. The Remington Place Apartments Borrower may defease the Loan, in whole but not in part, at any time after the earlier to occur of four years from the first payment date or 25 months after the REMIC "start-up" date, and ending on the ARD, by providing Lender with non-callable U.S. Treasury obligations sufficient to pay its remaining obligations under the Loan.

         TRANSFER OF REMINGTON PLACE APARTMENTS PROPERTY OR INTEREST IN REMINGTON PLACE APARTMENTS BORROWER:
         The Lender shall have the option to declare the Remington Place Apartments Loan immediately due and payable upon the transfer of the Remington Place Apartments Property or any ownership interest in the Remington Place Apartments Borrower, except in connection with the rights of transfer described below. The Remington Place Apartments Borrower has the right, one or more times during the term of the Loan, to transfer the entire Remington Place Apartments Property upon the satisfaction of certain conditions, including Lender's receipt of Rating Agency Confirmation and the specified assumption fee. In addition, certain transfers of interests in Borrower and its constituent entities, including certain transfers by devise or descent or for estate planning purposes are permitted without Lender's consent upon the satisfaction of certain conditions set forth in the Mortgage.

         ESCROWS/RESERVES:
         Taxes, Insurance and Capital Expenditures










THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

         There is a tax and insurance escrow which requires monthly deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due. There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $11,000.00.

         SUBORDINATE/OTHER DEBT:
         Subordinate indebtedness or encumbrances are prohibited without prior written consent of Lender.

THE PROPERTY
The Remington Place Apartments Property is a 528 unit garden style apartment complex located in Schaumburg, Illinois, approximately 30 miles northwest of Chicago. The complex consists of 20 three-story and three two-story apartment buildings and two office/clubhouse buildings. The apartment buildings were constructed in 1986, with an additional $2.6 million invested in completed renovations during the five year period ending in 1997. The complex has a gross rentable area of 468,712 square feet and is comprised of 288 one-bedroom/one-bathroom units and 240 two-bedroom/two-bathroom units. The amenities on the premises include an outdoor pool, two tennis courts, a playground, a volleyball court, and a basketball court. Each individual unit is equipped with full size washers and dryers, and approximately 75% of the units have fireplaces. According to a rent roll provided by the Remington Place Apartments Borrower, the Remington Place Apartments Property is 96.59% leased, as of February 1, 1999.

THE MANAGEMENT
The Remington Place Apartments Property is managed by Remington Real Estate Corporation, an entity affiliated with the Sponsor.










THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

CONTROL #6: SPRINGFIELD-PRESCOTT & IDOT  LOAN #:  6103381

----------------------------------------------------------------------------------------------------
Cut-off  Date Balance:   $23,098,052                      Property Type:            Office
----------------------------------------------------------------------------------------------------
Loan Type:               Principal and Interest; Hyperam  Location:                 Springfield, IL
----------------------------------------------------------------------------------------------------
Origination Date:        12/30/98                         Year Built/Renovated:     1988, 1991
----------------------------------------------------------------------------------------------------
Maturity Date:           01/01/2024                       Net Rentable Square Feet: 248,470
----------------------------------------------------------------------------------------------------
Anticipated Repay Date:  01/01/2009                       Cut-off Date Balance/sf:  $92.96
----------------------------------------------------------------------------------------------------
Mortgage Rate:           7.79000%                         Appraised Value:          $32,300,000
----------------------------------------------------------------------------------------------------
Annual Debt Service:     $2,110,152                       Current LTV:              71.51%
----------------------------------------------------------------------------------------------------
Underwritten DSCR:       1.37x                            Balance at Maturity LTV:  58.84%
----------------------------------------------------------------------------------------------------
Underwritten Cash Flow:  $2,883,888                       Percent Leased:           100.00%
----------------------------------------------------------------------------------------------------
Balance at ARD:          $19,052,952                      Leasing Status Date:      12/30/1998
----------------------------------------------------------------------------------------------------


THE PROPERTY

PROPERTY 1: THE PRESCOTT E. BLOOM BUILDING  LOAN #: 6103381A

-----------------------------------------------------------------------------
Location:             Springfield, IL   Net Rentable Square Feet:  180,300
-----------------------------------------------------------------------------
Construction:         Steel             Percent Leased:            100.00%
-----------------------------------------------------------------------------
Year Built/Renovated: 1988              Appraised Value:          $24,100,000
-----------------------------------------------------------------------------

PROPERTY 2: ILLINOIS DEPARTMENT OF TRANSPORTATION ANNEX (IDOT)  LOAN #: 6103381B

-----------------------------------------------------------------------------
Location:              Springfield, IL   Net Rentable Square Feet:     68,170
-----------------------------------------------------------------------------
Construction:          Steel             Percent Leased:               100.00%
------------------------------------------------------------------------------
Year Built/Renovated:  1991              Appraised Value:          $8,200,000
------------------------------------------------------------------------------

THE LOAN
The Springfield-Prescott & IDOT Loan (the "Springfield-Prescott & IDOT Loan") is secured by a first mortgage on two office properties located in Springfield, Illinois (the "Springfield-Prescott & IDOT Property"). The Springfield-Prescott & IDOT Loan was originated by Prudential Mortgage Capital Company, LLC on December 30, 1998.

         BORROWER:
         The Springfield-Prescott & IDOT Borrower is Government Property Fund, LLC, a single purpose, bankruptcy remote California limited liability company (the "Springfield-Prescott & IDOT Borrower").

         SECURITY:
         The Springfield-Prescott & IDOT Loan is evidenced by a promissory note (the "Note") secured by a Mortgage and Security Agreement (the "Mortgage"), an Assignment of Leases and Rents, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee interest in the Springfield-Prescott & IDOT Property.

         RECOURSE:
         The Springfield-Prescott & IDOT Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of rents, and unauthorized transfers or encumbrances of the Springfield-Prescott & IDOT Property (the "Recourse Carveouts"). The obligations of the Springfield-Prescott & IDOT Borrower under the Recourse Carveouts are guaranteed by Mark L. Friedman (the "Sponsor") pursuant to the terms of an Indemnity and Guaranty Agreement. In addition, under the terms of a Hazardous Substances Indemnity Agreement, the Springfield-Prescott & IDOT Borrower and the Sponsor assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Property.

         PAYMENT TERMS:
         The Mortgage Rate is fixed at 7.790% per annum until the anticipated repayment date of January 1, 2009 (the "ARD"). The Springfield-Prescott & IDOT Loan requires monthly payments of principal and interest of $175,845.97 through the ARD. From and after the ARD, if the Springfield-Prescott & IDOT Loan is not paid in full, the interest rate shall increase as set forth in the Note and the Pooling and Servicing Agreement and excess cash flow from the Property, after funding of specified reserves, and payment of debt service and certain operating expenses and capital expenditures, will be applied to the outstanding principal balance of the Note. The Springfield-Prescott & IDOT Loan accrues interest computed based on the actual number of days elapsed each month in a 360-day year.

         CASH MANAGEMENT/LOCKBOX:
         The Springfield-Prescott & IDOT Borrower has agreed that all Rents and Profits (as such term is defined in the Mortgage) will be deposited into an account with LaSalle National Bank (the "Deposit Bank") under the sole dominion and control of Lender (the "Deposit Account"). All tenants of the Springfield-Prescott & IDOT Property have been notified to make payments of Rent and Profits directly to the Deposit Bank. Funds in the Deposit Account shall be applied in accordance with the terms of the Note.

         PREPAYMENT/DEFEASANCE:
         Except in connection with certain casualty or condemnation events, the Springfield-Prescott & IDOT Borrower is prohibited from prepaying the Springfield-Prescott & IDOT Loan at any time before the date three (3) months prior to the ARD. The Loan may be prepaid at par at any time thereafter. The Springfield-Prescott & IDOT Borrower may defease the Loan, in whole but not in part, at any time during the period commencing on







THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

         December 30, 2001 and ending on the date three (3) months prior to the ARD, by providing Lender with non-callable U.S. Treasury obligations sufficient to pay its remaining obligations.

         TRANSFER OF SPRINGFIELD-PRESCOTT & IDOT PROPERTY OR INTEREST IN SPRINGFIELD-PRESCOTT & IDOT BORROWER:
         The Lender shall have the option to declare the Springfield-Prescott & IDOT Loan immediately due and payable upon the transfer of the Springfield-Prescott & IDOT Property or any ownership interest in the Springfield-Prescott & IDOT Borrower, except in connection with the rights of transfer described below. The Springfield-Prescott & IDOT Borrower has the right, once during the term of the Loan, to transfer the entire Springfield-Prescott & IDOT Property upon the satisfaction of certain conditions, including Lender's receipt of Rating Agency Confirmation and the specified assumption fee. Transfers of certain ownership interests in the Springfield-Prescott & IDOT Borrower and entities holding an interest therein are permitted upon the satisfaction of certain conditions, including minimum levels of beneficial ownership, and continued management control, upon Lender's approval, which may include the requirement for Rating Agency Confirmation.

         ESCROWS/RESERVES:
         Taxes, Insurance and Capital Expenditures
         There is a tax and insurance escrow which requires monthly deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due. There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $3,987.50.

         Tenant Improvements and Leasing Commissions
         The Springfield-Prescott & IDOT Borrower was required to escrow $1,000,000 into a Tenant Improvement/Leasing Reserve for the payment of future leasing commissions and tenant improvements, which is replenished at the monthly rate of $18,497 when the balance falls below $1,000,000. In lieu of the Tenant Improvement/Leasing Reserve, the Springfield-Prescott & IDOT Borrower has the option to post an irrevocable "evergreen" letter of credit from the Bank of America NT & SA or other financial institution acceptable to Lender in the amount of $1,000,000.

         Management Termination Fee
         If the existing management agreement(s) for the Springfield-Prescott & IDOT Property are terminated, the Manager is entitled to receive a termination fee(s). Upon the occurrence of certain events which Lender has determined might lead to the replacement of the Manager, the Springfield-Prescott & IDOT Borrower has agreed to establish a reserve in anticipation of the need to pay such termination fee(s).

         SUBORDINATE/OTHER DEBT:
         Subordinate indebtedness or encumbrances are prohibited without prior consent of Lender.

THE PROPERTY
The Springfield-Prescott & IDOT Property consists of two office buildings located in Springfield, Illinois, approximately 190 miles southwest of Chicago and 100 miles northeast of St. Louis. According to a rent roll provided by the Springfield-Prescott & IDOT Borrower (the "Rent Roll"), the Springfield-Prescott & IDOT Property is 100% leased, as of December 30, 1998, to the State of Illinois (Aa2 Moody's/ AA S&P/ AA Fitch), and are occupied by Illinois' Department of Public Aid, Department of Transportation and the Department of Natural Resources. The two buildings include the Prescott E. Bloom Building (the "Prescott Building") and the Illinois Department of Transportation Annex (the "IDOT Annex"). The Prescott Building contains 180,300 square feet of net rentable space leased through June 30, 2002, and is currently occupied by the Department of Public Aid. The IDOT Annex contains 68,170 square feet of net rentable space leased through December 31, 2000, and is occupied by two tenants. The Department of Natural Resources occupies 20,451 square feet and the Illinois Department of Transportation occupies 47,719 square feet.

THE MANAGEMENT
The Springfield-Prescott & IDOT Properties are managed by Pacific Management, Inc. (the "Manager"), pursuant to two (2) separate unsubordinated management agreements. The Manager is an affiliate of NFM, Inc., which is the largest manager of government-leased properties in Springfield, with over 1.7 million square feet under management. NFM, Inc. has developed or redeveloped a significant amount of Springfield office property, including the Springfield-Prescott & IDOT Property.








THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

CONTROL #7: THE RESERVE AT WESTLAND APARTMENTS LOAN #:  6103198

--------------------------------------------------------------------------------------------------
Cut-off  Date Balance:  $17,277,028                      Property Type:             Multifamily
--------------------------------------------------------------------------------------------------
Loan Type:              Principal and Interest; Hyperam  Location:                  Knoxville, TN
--------------------------------------------------------------------------------------------------
Origination Date:       11/10/1998                       Year Built/Renovated:      1997
--------------------------------------------------------------------------------------------------
Maturity Date:          12/01/2028                       Number of Units:           308
--------------------------------------------------------------------------------------------------
Anticipated Repay Date: 12/01/2008                       Cut-off Date Balance/Unit: $56,094
--------------------------------------------------------------------------------------------------
Mortgage Rate:          6.08000%                         Appraised Value:           $21,700,000
--------------------------------------------------------------------------------------------------
Annual Debt Service:    $1,259,718                       Current LTV:               79.62%
--------------------------------------------------------------------------------------------------
Underwritten DSCR:      1.32x                            Balance at ARD LTV:        68.01%
--------------------------------------------------------------------------------------------------
Underwritten Cash Flow: $1,661,514                       Percent Leased:            87.66%
--------------------------------------------------------------------------------------------------
Balance at ARD:         $14,788,568                      Leasing Status Date:       03/04/1999
--------------------------------------------------------------------------------------------------

THE LOAN
The Reserve at Westland Apartments Loan (the "The Reserve at Westland Apartments Loan") is secured by a first mortgage on a 342,120 square foot garden style apartment complex located in Knoxville, Tennessee (the "The Reserve at Westland Apartments Property"). The Reserve at Westland Apartments Loan was originated by Prudential Mortgage Capital Company, LLC on November 10, 1998.

         RESERVE AT WESTLAND APARTMENTS BORROWER:
         The Reserve at Westland Apartments Borrower is The Reserve at Westland, LLC, a single purpose, bankruptcy remote Tennessee limited liability company (the "The Reserve at Westland Apartments Borrower").

         SECURITY:
         The Reserve at Westland Apartments Loan is evidenced by a promissory note (the "Note") secured by a Deed of Trust and Security Agreement (the "Mortgage"), an Assignment of Leases and Rents, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee interest in The Reserve at Westland Apartments Property.

         RECOURSE:
         The Reserve at Westland Apartments Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of rents, and unauthorized transfers or encumbrances of The Reserve at Westland Property (the "Recourse Carveouts"). The obligations of The Reserve at Westland Apartments Borrower under the Recourse Carveouts are guaranteed by Robert L. Foote (the "Sponsor") pursuant to the terms of an Indemnity and Guaranty Agreement. In addition, under the terms of a Hazardous Substances Indemnity Agreement, The Reserve at Westland Apartments Borrower and the Sponsor assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Property.

         PAYMENT TERMS:
         The Mortgage Rate is fixed at 6.080% per annum until the anticipated repayment date of December 1, 2008 (the "ARD"). The Reserve at Westland Apartments Loan requires monthly payments of principal and interest of $104,976.53 through the ARD. From and after the ARD, if The Reserve at Westland Apartments Loan is not paid in full, the interest rate shall increase as set forth in the Note and the Pooling and Servicing Agreement and excess cash flow from the Property, after funding of specified reserves, and payment of debt service and certain operating expenses and capital expenditures, will be applied to the outstanding principal balance of the Note. The Reserve at Westland Apartments Loan accrues interest computed based on the actual number of days elapsed over a 360-day year.

         CASH MANAGEMENT/LOCKBOX:
         The Reserve at Westland Apartments Borrower has agreed that from and after the earlier to occur of (i) an Event of Default (as such term is defined in the Mortgage), or (ii) the date that is six (6) months prior to the ARD, and continuing until the Note is repaid in full, all Rents and Profits (as such term is defined in the Mortgage) will be deposited into an account (the "Clearing Account") controlled by Lender with a bank approved by Lender (the "Clearing Bank"). At Lender's request, all such funds shall be transferred by the Clearing Bank to an account (the "Deposit Account") under the sole dominion and control of Lender established with a bank determined by Lender, to be applied in accordance with the terms of the Note.

         PREPAYMENT/DEFEASANCE:
         Except in connection with certain casualty or condemnation events, The Reserve at Westland Apartments Borrower is prohibited from prepaying The Reserve at Westland Apartments Loan at any time before the date three (3) months prior to the ARD. The Loan may be prepaid at par at any time thereafter. The Reserve at Westland Apartments Borrower may defease the Loan, in whole but not in part, at any time during the period commencing on the later to occur of the date 25 months after REMIC "start up date" or June 1, 2001 and ending on the date three (3) months prior to the ARD, by providing Lender with non-callable U.S. Treasury obligations sufficient to pay its remaining obligations.

         TRANSFER OF RESERVE AT WESTLAND APARTMENTS PROPERTY OR INTEREST IN RESERVE AT WESTLAND APARTMENTS BORROWER:
         The Lender shall have the option to declare the Reserve at Westland Apartments Loan immediately due and payable upon the transfer of The Reserve at Westland Apartments Property or any ownership interest in The Reserve at Westland Apartments Borrower, except in connection with the rights of transfer described below. The Reserve at Westland Apartments Borrower has the right, once during the term of the Loan, to transfer the entire The Reserve at Westland Apartments Property upon the satisfaction of certain conditions, including Lender's receipt of Rating Agency Confirmation and the specified assumption fee. The assumption fee will not be required so long as Robert L. Foote as an individual or as a majority shareholder in Concorde Group, Inc. and/or Alliance Development Group has a controlling interest in the proposed buyer. In addition, certain transfers of interests in Borrower and its constituent entities, including certain transfers by devise or descent or for estate planning purposes are permitted without Lender's consent upon the satisfaction of certain conditions set forth in the Mortgage.

         ESCROWS/RESERVES:







THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

         Taxes, Insurance and Capital Expenditures
         There is a tax and insurance escrow which requires monthly deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due. There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $3,670.00.

         SUBORDINATE/OTHER DEBT:
         Subordinate indebtedness or encumbrances are prohibited without prior written consent of Lender.

THE PROPERTY
The Reserve at Westland Apartments Property is a 308 unit garden style apartment complex located in Knoxville, Tennessee. The property is improved with 15 two and three-story buildings containing a net rentable area of 342,188 square. The unit mix includes 60 one-bedroom/one-bathroom units, 94 two-bedroom/two-bathroom units, 138 two-bedroom/two-bathroom units, and 16 three-bedroom/two-bathroom units. In addition to the apartment buildings, the complex includes an office/clubhouse with a fitness center, swimming pool, and putting green. Construction of The Reserve at Westland Apartments Property was completed in November 1997. According to a rent roll provided by The Reserve at Westland Apartments Borrower, The Reserve at Westland Apartments Property is 87.66% occupied, as of March 4, 1999.

THE MANAGEMENT
The Reserve at Westland Apartments Property is managed by RCA Realty Services, Ltd., doing business as LEDIC Management Group, Inc. ("LEDIC"). LEDIC was listed among the top 20 largest managers of apartments in the United States by the National Multi Housing Council in 1998, with over 30 million square feet of apartment and condominium property under management.







THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

CONTROL #8: THE PAVILION  LOAN #:  7608321

---------------------------------------------------------------------------------------
Cut-off  Date Balance:  $16,680,926            Property Type:           Office
---------------------------------------------------------------------------------------
Loan Type:              Principal and Interest Location:                Jenkintown, PA
---------------------------------------------------------------------------------------
Origination Date:       01/15/1998             Year Built/Renovated:    1966/1996, 1997
---------------------------------------------------------------------------------------
Maturity Date:          02/01/2008             Net Rentable Square Feet:336,176
---------------------------------------------------------------------------------------
Anticipated Repay Date: N/A                    Cut-off Date Balance/sf: $49.62
---------------------------------------------------------------------------------------
Mortgage Rate:          7.18000%               Appraised Value:         $24,100,000
---------------------------------------------------------------------------------------
Annual Debt Service:    $1,465,338             Current LTV:             69.22%
---------------------------------------------------------------------------------------
Underwritten DSCR:      1.40x                  Balance at Maturity LTV: 55.92%
---------------------------------------------------------------------------------------
Underwritten Cash Flow: $2,053,994             Percent Leased:          87.70%
---------------------------------------------------------------------------------------
Balance at Maturity:    $13,476,251            Leasing Status Date:     01/31/1999
---------------------------------------------------------------------------------------

THE LOAN
The Pavilion Loan (the "Pavilion Loan") is secured by a first mortgage on a 336,176 square foot office/retail building and attached multi-level parking structure located in Jenkintown, Pennsylvania (the "Pavilion Property"). The Pavilion Loan was originated by Prudential Mortgage Capital Company, LLC on January 15, 1998.

         BORROWER:
         The Pavilion Borrower is 1996 Pavilion Assoc., L.P., a single purpose, bankruptcy remote Pennsylvania limited partnership (the "Pavilion Borrower").

         SECURITY:
         The Pavilion Loan is evidenced by a promissory note (the "Note") secured by a Leasehold Mortgage and Security Agreement (the "Mortgage"), an Assignment of Leases and Rents, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a leasehold interest in The Pavilion Property.

         RECOURSE:
         The Pavilion Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of rents, and unauthorized transfers or encumbrances of the Pavilion Property (the "Recourse Carveouts"). The obligations of the Pavilion Borrower under the Recourse Carveouts are guaranteed by Arnold Galman (the "Sponsor") pursuant to the terms of an Indemnity and Guaranty Agreement. In addition, under the terms of a Hazardous Substances Indemnity Agreement, the Pavilion Borrower and the Sponsor assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Property.

         PAYMENT TERMS:
         The Mortgage Rate is fixed at 7.180% per annum. The Pavilion Loan requires monthly payments of principal and interest of $122,111.54 until the Maturity Date on February 1, 2008, at which time all unpaid principal and accrued but unpaid interest is due. The Pavilion Loan accrues interest computed on the basis of twelve 30-day months in a 360-day year.

         PREPAYMENT:
         Except in connection with certain casualty or condemnation events, the Pavilion Borrower is prohibited from prepaying the Loan, until March 1, 2000, after which prepayment is permitted in whole, but not in part, provided that said prepayment is accompanied by a payment to Lender of a prepayment premium equal to the greater of one percent (1%) of the then outstanding principal balance or a yield maintenance premium calculated by reference to U.S. Treasury obligations. The Pavilion Loan may be prepaid at par on or after the date that is six
         (6) months prior to the maturity date.

         TRANSFER OF PAVILION PROPERTY OR INTEREST IN PAVILION BORROWER:
         The Lender has the option to declare the Pavilion Loan immediately due and payable upon the transfer of The Pavilion Property or any ownership interest in The Pavilion Borrower, except in connection with the rights of transfer described below. The Pavilion Borrower has the right, once during the term of the Loan, to transfer the entire Pavilion Property upon the satisfaction of certain conditions, including Lender's receipt of Rating Agency Confirmation and the specified assumption fee. In addition, certain transfers of interests in Borrower and its constituent entities, including certain transfers by devise or descent or for estate planning purposes are permitted without Lender's consent upon the satisfaction of certain conditions set forth in the Mortgage.

         ESCROWS/RESERVES:
         Taxes, Insurance and Capital Expenditures
         There is a tax and insurance escrow which requires monthly deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due. There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $1,393.00.

         SUBORDINATE/OTHER DEBT:
         Subordinate indebtedness or encumbrances are prohibited without prior consent of Lender.

         GROUND LEASE:
         The Pavilion Borrower's interest in the Pavilion Property is a leasehold. The Pavilion Borrower leases the land from John Barnes Trustees, Inc. under a ground lease which expires on July 20, 2033, subject to one ten-year extension option. The current annual ground rent is $41,720 for the five year period ending June 30, 2003. The annual ground rent shall be increased every five years to reflect inflation, but in no case shall any such increase exceed $6,720.








THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

THE PROPERTY
The Pavilion Property consists of a 336,176 square foot office/retail building and one multi-level parking structure located in Jenkintown, Pennsylvania, approximately ten miles north of Philadelphia. The building is situated on an unsubordinated ground lease with approximately 34 years remaining to maturity. The building consists of 230,848 square feet of office space on floors two through nine and 89,121 square feet of retail space on the ground floor and one below ground level. The property also contains storage space consisting of 45 units totaling 16,207 square feet.

The Pavilion Property's office space is currently occupied by 157 tenants, with the largest tenant accounting for approximately 3.9% of the overall space. The retail space is currently occupied by 31 tenants, with four tenants occupying between 2% and 3% of the overall space. The storage space is currently occupied by 35 of the Pavilion Property's current tenants. According to a rent roll provided by the Pavilion Borrower, the Pavilion Property is 87.7% occupied, as of January 31, 1999.

THE MANAGEMENT
The Pavilion Property is managed by The Galman Group, an entity affiliated with the Sponsor. The Galman Group has owned and operated retail, office, and/or multifamily properties since 1982.








THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

CONTROL #9: DAYS INN HOTEL-CRYSTAL CITY LOAN #:  6103362

--------------------------------------------------------------------------------------------------
Cut-off  Date Balance:  $16,285,000                      Property Type:             Hotel
--------------------------------------------------------------------------------------------------
Loan Type:              Principal and Interest; Hyperam  Location:                  Arlington, VA
--------------------------------------------------------------------------------------------------
Origination Date:       04/05/1999                       Year Built/Renovated:      1964/1994
--------------------------------------------------------------------------------------------------
Maturity Date:          05/01/2024                       Number of Rooms:           247
--------------------------------------------------------------------------------------------------
Anticipated Repay Date: 05/01/2009                       Cut-off Date Balance/Room: $65,931
--------------------------------------------------------------------------------------------------
Mortgage Rate:          8.49000%                         Appraised Value:           $26,500,000
--------------------------------------------------------------------------------------------------
Annual Debt Service:    $1,572,258                       Current LTV:               61.45%
--------------------------------------------------------------------------------------------------
Underwritten DSCR:      1.40x                            Balance at Maturity LTV:   50.24%
--------------------------------------------------------------------------------------------------
Underwritten Cash Flow: $2,201,211                       Annual Percent Occupancy:  71.63%
--------------------------------------------------------------------------------------------------
Balance at Maturity:    $13,349,689                      Occupancy Year End:        12/31/1998
--------------------------------------------------------------------------------------------------

THE LOAN
The Days Inn-Crystal City Loan (the "Days Inn-Crystal City Loan") is secured by a first mortgage on a full service Days Inn hotel located in Arlington, Virginia. (the "Days Inn-Crystal City Property"). The Days Inn-Crystal City Loan was originated by Prudential Mortgage Capital Company, LLC on April 5, 1999.

         BORROWER:
         The Days Inn-Crystal City Borrower is Crystal Inn Company, a single purpose, bankruptcy remote Florida corporation (the "Days Inn-Crystal City Borrower"). The Days Inn-Crystal City Borrower is sponsored by American Hotel Holdings Company (the "Sponsor"), the parent company of InterAmerican Hotels Corporation, the sole shareholder of the Days Inn-Crystal City Borrower.

         SECURITY:
         The Days Inn-Crystal City Loan is evidenced by a promissory note (the "Note") secured by a Deed of Trust and Security Agreement (the "Mortgage"), an Assignment of Leases and Rents, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee interest in the Days Inn-Crystal City Property.

         RECOURSE:
         The Days Inn-Crystal City Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of rents, and unauthorized transfers or encumbrances of the Days Inn-Crystal City Property (the "Recourse Carveouts"). The obligations of the Days Inn-Crystal City Borrower under the Recourse Carveouts are guaranteed by the Sponsor pursuant to the terms of an Indemnity and Guaranty Agreement. The Sponsor is required to maintain a minimum net worth of $5,000,000 determined in accordance with generally accepted accounting principles. In addition, under the terms of a Hazardous Substances Indemnity Agreement, the Days Inn-Crystal City Borrower and the Sponsor assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Property.

         PAYMENT TERMS:
         The Mortgage Rate is fixed at 8.490% per annum until the anticipated repayment date of May 1, 2009 (the "ARD"). The Days Inn-Crystal City Loan requires monthly payments of principal and interest of $131,021.51 through the ARD. From and after the ARD, if the Days Inn-Crystal City Loan is not paid in full, the interest rate shall increase as set forth in the Note and the Pooling and Servicing Agreement and excess cash flow from the Property, after funding of specified reserves, and payment of debt service and certain operating expenses and capital expenditures, will be applied to the outstanding principal balance of the Note. The Days Inn-Crystal City Loan accrues interest computed on the basis of twelve 30-day months in a 360-day year.

         CASH MANAGEMENT/LOCKBOX:
         The Days Inn-Crystal City Borrower has agreed that from and after the earlier to occur of (i) the ARD, or (ii) an Event of Default (as such term is defined in the Mortgage) until repayment of the Days Inn-Crystal City Loan, all Rents and Profits (as such term is defined in the Mortgage) will be deposited into an account (the "Clearing Account") controlled by Lender with a bank approved by Lender (the "Clearing Bank"). In such event, the Days Inn-Crystal City Borrower has agreed to deposit all Rents and Profits with the Clearing Bank. At Lender's request, all such funds shall be transferred with the Clearing Bank to an account (the "Deposit Account") under the sole dominion and control of Lender established with a bank determined by Lender, to be applied in accordance with the terms of the Note.

         PREPAYMENT/DEFEASANCE:
         Except in connection with certain casualty or condemnation events, the Days Inn-Crystal City Borrower is prohibited from prepaying the Days Inn-Crystal City Loan at any time before the date three (3) months prior to the ARD. The Loan may be prepaid at par at any time thereafter. The Days Inn-Crystal City Borrower may defease the Loan, in whole but not in part, at any time during the period commencing on the later to occur of date 25 months after REMIC "start up date" or June 1, 2003 and ending on the ARD, by providing Lender with non-callable U.S. Treasury obligations sufficient to pay its remaining obligations under the Loan.

         TRANSFER OF DAYS INN-CRYSTAL CITY PROPERTY OR INTEREST IN DAYS INN-CRYSTAL CITY BORROWER:
         The Lender shall have the option to declare the Days Inn-Crystal City Loan immediately due and payable upon the transfer of the Days Inn-Crystal City Property or any ownership interest in the Days Inn-Crystal City Borrower, except in connection with the rights of transfer described below. The Days Inn-Crystal City Borrower has the right, one or more times during the term of the Loan, to transfer the entire Days Inn-Crystal City Property upon the satisfaction of certain conditions, including Lender's receipt of Rating Agency Confirmation and the specified assumption fee. In addition, certain transfers of interests in Borrower and its constituent entities, including certain transfers by devise or descent or for estate planning purposes are permitted without Lender's consent upon the satisfaction of certain conditions set forth in the Mortgage.

         ESCROWS/RESERVES:







THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

         Taxes, Insurance and Capital Expenditures
         There is a tax and insurance escrow which requires monthly deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due. There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $22,934.00 during the first 12 months of the Loan term and monthly payments of four percent (4%) of Effective Gross Income thereafter.

         SUBORDINATE/OTHER DEBT:
         Subordinate indebtedness or encumbrances are prohibited without the prior written consent of Lender.

THE PROPERTY
The Days Inn-Crystal City Property is a full service Days Inn hotel located in Arlington, Virginia. The Days Inn-Crystal City Property consists of one, eight-story building with interior corridors containing 247 guest rooms, seven meeting rooms containing 5,790 square feet, and a full service restaurant and lounge. The improvements were constructed in 1964 and renovated in 1993 and 1994. Guest rooms are configured into 202 double rooms, 25 queen rooms, 17 king rooms, and three executive king rooms. In addition to the restaurant and banquet space, other amenities include a fitness room, a gift shop, an outdoor swimming pool, and complimentary airport shuttle service. According to the Days Inn-Crystal City Borrower the occupancy at the Days Inn-Crystal City Property was 70.36%, for the year ending December 31, 1998.

THE MANAGEMENT
The Days Inn-Crystal City Property is managed by Sound Hospitality Management Company, an entity affiliated with the Sponsor. Sound Hospitality manages and operates the subject hotel, plus three other hotels owned by American Hotel Holdings Company, for a total of 666 rooms under management.








THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

CONTROL #10: LEVEQUE TOWER OFFICE BUILDING  LOAN #:  6103429

-------------------------------------------------------------------------------------------------------
Cut-off  Date Balance:  $16,160,000                      Property Type:            Office
-------------------------------------------------------------------------------------------------------
Loan Type:              Principal and Interest; Hyperam  Location:                 Columbus, OH
-------------------------------------------------------------------------------------------------------
Origination Date:       04/06/1999                       Year Built/Renovated:     1924-1927/1986-1990
-------------------------------------------------------------------------------------------------------
Maturity Date:          05/01/2029                       Net Rentable Square Feet: 347,867
-------------------------------------------------------------------------------------------------------
Anticipated Repay Date: 05/01/2009                       Cut-off Date Balance/sf:  $46.45
-------------------------------------------------------------------------------------------------------
Mortgage Rate:          8.02000%                         Appraised Value:          $22,500,000
-------------------------------------------------------------------------------------------------------
Annual Debt Service:    $1,425,621                       Current LTV:              71.82%
-------------------------------------------------------------------------------------------------------
Underwritten DSCR:      1.30x                            Balance at ARD LTV:       64.30%
-------------------------------------------------------------------------------------------------------
Underwritten Cash Flow: $1,853,306                       Percent Leased:           88.60%
-------------------------------------------------------------------------------------------------------
Balance at ARD:         $14,488,818                      Leasing Status Date:      03/01/1999
-------------------------------------------------------------------------------------------------------

THE LOAN
The LeVeque Tower Office Building Loan (the "LeVeque Tower Office Building Loan") is secured by a first mortgage on a 347,867 square foot office building located in Columbus, Ohio (the "LeVeque Tower Office Building Property"). The LeVeque Tower Office Building Loan was originated by Prudential Mortgage Capital Company, LLC on April 6, 1999.

         BORROWER:
         The LeVeque Tower Office Building Borrower is LeVeque Tower LLC, a single purpose, bankruptcy remote Ohio limited liability company (the "LeVeque Tower Office Building Borrower").

         SECURITY:
         The LeVeque Tower Office Building Loan is evidenced by a promissory note (the "Note") secured by an open-end Mortgage and Security Agreement (the "Mortgage"), an Assignment of Leases and Rents, UCC Financing Statements, and certain additional security documents. The Mortgage is a first lien on a fee interest in the LeVeque Tower Office Building Property.

         RECOURSE:
         The LeVeque Tower Office Building Loan is non-recourse, subject to certain exceptions set forth in the Note which generally include, among other things, liabilities relating to fraud, material misrepresentation, misapplication of rents, and unauthorized transfers or encumbrances of the LeVeque Tower Office Building Property (the "Recourse Carveouts"). The obligations of the LeVeque Tower Office Building Borrower under the Recourse Carveouts are guaranteed by Katherine S. LeVeque (the "Sponsor") pursuant to the terms of an Indemnity and Guaranty Agreement. In addition, under the terms of a Hazardous Substances Indemnity Agreement, the LeVeque Tower Office Building Borrower and the Sponsor assume liability for, guarantee payment to Lender of, and indemnify Lender from specified costs and liabilities arising out of the environmental condition of the Property.

         PAYMENT TERMS:
         The Mortgage Rate is fixed at 8.020% per annum until the anticipated repayment date of May 1, 2009 (the "ARD"). The LeVeque Tower Office Building Loan requires monthly payments of principal and interest of $118,801.74 through the ARD. From and after the ARD, if the LeVeque Tower Office Building Loan is not paid in full, the interest rate shall increase as set forth in the Note and the Pooling and Servicing Agreement and excess cash flow from the Property, after funding of specified reserves, and payment of debt service and certain operating expenses and capital expenditures, will be applied to the outstanding principal balance of the Note. The LeVeque Tower Office Building Loan accrues interest computed on the basis of the actual days elapsed in a 360-day year.

         CASH MANAGEMENT/LOCKBOX:
         The LeVeque Tower Office Building Borrower has agreed that from and after the earlier to occur of (i) an Event of Default (as such term is defined in the Mortgage), or (ii) the date that is six (6) months prior to the ARD, and continuing until the Note is repaid in full, the LeVeque Tower Office Building Borrower has agreed that all Rents and Profits (as such term is defined in the Mortgage) will be deposited into an account (the "Clearing Account") controlled by Lender with a bank approved by Lender (the "Clearing Bank"). At Lender's request, all such funds shall be transferred by the Clearing Bank to an account (the "Deposit Account") under the sole dominion and control of Lender established with a bank determined by Lender, to be applied in accordance with the terms of the Note.

         PREPAYMENT/DEFEASANCE:
         Except in connection with certain casualty or condemnation events, the LeVeque Tower Office Building Borrower is prohibited from prepaying the Loan, in whole or in part, at any time before the date six (6) months prior to the ARD. The Loan may be prepaid at par at any time thereafter. The LeVeque Tower Office Building Borrower may defease the Loan, in whole but not in part, at any time during the period commencing June 1, 2003, but in no event earlier than 25 months after the REMIC "start-up" date, and ending on the ARD, by providing Lender with non-callable U.S. Treasury obligations sufficient to pay its remaining obligations under the Loan.

         TRANSFER OF LEVEQUE TOWER OFFICE BUILDING PROPERTY OR INTEREST IN LEVEQUE TOWER OFFICE BUILDING BORROWER:
         The Lender shall have the option to declare the LeVeque Tower Office Building Loan immediately due and payable upon the transfer of the LeVeque Tower Office Building Property or any ownership interest in the LeVeque Tower Office Building Borrower, except in connection with the rights of transfer described below. The LeVeque Tower Office Building Borrower has the right, one or more times during the term of the Loan, to transfer the entire LeVeque Tower Office Building Property upon the satisfaction of certain conditions, including Lender's receipt of Rating Agency Confirmation and the specified assumption fee. In addition, certain transfers of interests in Borrower and its constituent entities, including certain transfers by devise or descent or for estate planning purposes are permitted without Lender's consent upon the satisfaction of certain conditions set forth in the Mortgage.

         ESCROWS/RESERVES:







THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------

         Taxes, Insurance and Capital Expenditures
         There is a tax and insurance escrow which requires monthly deposits in an amount estimated to be sufficient to pay real estate taxes and insurance premiums when due. There is also an escrow required for future capital expenditures which is required to be funded monthly in the amount of $7,305.00.

         Tenant Improvements and Leasing Commissions
         LeVeque Tower Office Building Borrower was required to deposit $500,000 at closing into a tenant improvement and leasing commission reserve and provide an additional $500,000 in the form of a letter of credit (the "Letter of Credit"). Beginning January 1, 2001, LeVeque Tower Office Building Borrower has the right to draw from the reserve, or if insufficient, draw upon the Letter of Credit by amounts equal to $6.00/SF for tenant improvements and leasing commissions relating to the leasing of any space occupied by a current tenant whose lease expires in 2001 or for any space which was vacant at closing and remained vacant until 2001. All leases must be at arm's length with third-party tenants for a minimum term of three (3) years (with the exception of leases to state agencies) and with minimum rent of $14.50/SF. In the event that the net operating income from the subject property becomes insufficient to pay debt service, PMCC has the right to draw from the escrow account for payment of any shortfall.

         SUBORDINATE/OTHER DEBT:
         Subordinate indebtedness or encumbrances are prohibited without prior written consent of Lender.

THE PROPERTY
The LeVeque Tower Office Building Property is a forty-four story, 347,867 net rentable square foot office building located in Columbus, Ohio. The building was constructed between 1924 and 1927 and underwent an extensive $18 million renovation from 1986 to 1990. In addition, over $1 million was spent on capital improvements and tenant improvements from 1996 to 1998.

Major tenants include two State of Ohio agencies (Aa1 Moody's/ AA+ S&P/ AA+ Fitch). The Ohio Department of Human Resources occupies 69,816 square feet through June 1999 with two two-year renewal options. The Ohio Department of Aging, which has been a tenant for 19 years, occupies 34,674 square feet through June 2001 with three two-year renewal options. According to a rent roll provided by the LeVeque Tower Office Building Borrower, the LeVeque Tower Office Building Property is 88.6% leased, as of March 1, 1999, to 90 tenants.

THE MANAGEMENT
The LeVeque Tower Office Building Property is managed by CB Richard Ellis, a third-party manager.








THIS STRUCTURAL TERM SHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERM SHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERM SHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED OR MORGAN STANLEY & CO. INCOPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN, CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES                                MORGAN STANLEY DEAN WITTER
-------------------------------------------------------------------------------